UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05822

MFS CHARTER INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2021

ITEM 1.	REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
November 30, 2021
MFS®  Charter Income Trust
MCR-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Charter Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Charter Income Trust
New York Stock Exchange Symbol: MCR

Contact information	back cover

NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

LETTER FROM THE CEO
Dear Shareholders:
After experiencing dramatic swings in the early days of the coronavirus pandemic, global equity markets have performed strongly over the past year. Though the speedy development of vaccines brightened the economic and market outlook, uncertainty remains as variants of the virus appear, the effectiveness of vaccines appears to wane over time, and their uneven distribution impacts the developing world.
After having taken aggressive steps to cushion the economic and market fallout related to the virus, some global central banks have begun to recalibrate monetary policy. For example, the U.S. Federal Reserve has begun to taper its bond buying, which has pushed up Treasury yields, particularly on the short end of the yield curve. Fiscal stimulus has been abundant as the U.S. Congress passed a $1.9 trillion COVID-19 relief bill in March and a $1.1 trillion infrastructure bill in November. Along with the high levels of government spending, production and transportation bottlenecks and labor shortages stemming from the pandemic have fueled a rise in inflation.
Since midyear, global economic growth has moderated, with the spread of the Delta and Omicron variants of the coronavirus and a regulatory crackdown in China featuring prominently. Stress in China’s property development sector has contributed to a slowdown there. Tightening global energy and raw materials supplies are a further concern for investors.
The policy measures put in place to counteract the pandemic’s effects have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can sow the seeds of instability. As such, recent dramatic increases in speculative trading in cryptocurrencies, special purpose acquisition companies (SPACs), and the like bear watching.
In the aftermath of the crisis, we could see societal changes as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.
At MFS®, we put our clients’ assets to work responsibly by carefully navigating the increasing complexity of global markets and economies. Guided by our commitment to long-term investing, we tune out the noise and aim to uncover what we believe are the best, most durable investment opportunities in the market. Our unique global investment platform combines collective expertise, long-term discipline, and thoughtful risk management to create sustainable value for investors over time.
Respectfully,
Michael W. Roberge
Chief Executive Officer
MFS Investment Management
January 14, 2022
The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

Portfolio Composition
Portfolio structure at value (v)
Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
High Yield Corporates	63.4%
Emerging Markets Bonds	24.3%
Investment Grade Corporates	8.3%
Non-U.S. Government Bonds	6.0%
Commercial Mortgage-Backed Securities	2.4%
Mortgage-Backed Securities	1.3%
Collateralized Debt Obligations	1.3%
Municipal Bonds	0.6%
Asset-Backed Securities	0.5%
U.S. Treasury Securities	(14.3)%
Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	8.5 yrs.
Composition including fixed income credit quality (a)(i)
AAA	5.2%
AA	3.4%
A	7.9%
BBB	16.2%
BB	39.4%
B	29.7%
CCC	8.6%
CC	0.1%
C (o)	0.0%
D (o)	0.0%
U.S. Government	12.0%
Federal Agencies	1.3%
Not Rated	(30.0)%
Non-Fixed Income	0.6%
Cash & Cash Equivalents (Less Liabilities) (b)	(26.3)%
Other	31.9%

Portfolio Composition - continued
(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities.
Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(b)	Cash & Cash Equivalents (Less Liabilities) includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Liabilities include the value of outstanding borrowings made by the fund for leverage transactions. Cash & Cash Equivalents (Less Liabilities) is negative due to these borrowings. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities. Please see Note 6 in the Notes to Financial Statements for more information on the fund's outstanding borrowings.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(v)	For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
Percentages are based on net assets as of November 30, 2021.
The portfolio is actively managed and current holdings may be different.

Management Review
Summary of Results
For the twelve months ended November 30, 2021, shares of the MFS Charter Income Trust (fund) provided a total return of 1.00%, at net asset value and a total return of 7.27%, at market value. This compares with a return of 5.27% for the fund’s benchmark, the Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index. Over the same period, the fund’s other benchmark, the MFS Charter Income Trust Blended Index (Blended Index), generated a return of 1.56%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.
Market Environment
Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, growth slowed lately as shortages of raw materials, labor, intermediate goods and even energy in some countries, disrupted supply chains.
Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the US Federal Reserve reduced the pace of its asset purchases in November. However, the European Central Bank, the Bank of Japan and the People's Bank of China are expected to maintain accommodative policies. Sovereign bond yields moved modestly higher late in the period amid higher inflation and on expectations of a tighter Fed but slipped lower as the highly-transmissible Omicron variant began to spread at the end of the period.
A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as has stress in China's highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.
Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies and heavy retail participation in the market for short-dated options.

Management Review - continued
Detractors from Performance
Relative to the Blended Index, security selection detracted from the fund's performance over the reporting period. From a sector perspective, selection within industrials, treasury and government-related sovereign bonds held back relative returns. From a quality perspective, selection within “BB”, “B”“CCC” and “BBB” rated(r) securities dampened relative results.
The fund's foreign currency exposure also weakened relative returns. Notably, its greater exposure to the Chilean peso, Canadian dollar and Japanese yen, detracted from relative results as these currencies depreciated against the US dollar over the reporting period.
Contributors to Performance
The fund's asset allocation decisions benefited relative performance over the reporting period. From a sector perspective, the fund's greater exposure to industrials, and its lesser exposure to mortgage-backed security (MBS) agency fixed rate bonds and Treasury securities, aided relative returns. From a quality perspective, the fund's lesser exposure to “A” rated bonds, and its greater exposure to “BBB” and “CCC” rated bonds, supported relative results.
The fund's shorter duration(d) stance was another factor that contributed to relative performance as interest rates generally rose over the reporting period.
The fund employs leverage that has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund's use of leverage benefited the fund’s performance.
The fund has a managed distribution policy, the primary purpose of which is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. This policy had no material impact on the fund's investment strategies during its most recent fiscal year. The level of distributions paid by the fund pursuant to its managed distribution policy may cause the fund's NAV per share to decline more so than if the policy were not in place, including if distributions are in excess of fund returns. For the twelve months ended November 30, 2021, the tax character of dividends paid pursuant to the managed distribution policy includes an ordinary income distribution of $18,569,733 and a tax return of capital distribution of $12,344,248. See “Managed Distribution Policy Disclosure” in the inside cover page of this Annual Report for additional details regarding the policy and related implications for the fund and shareholders.
Respectfully,
Portfolio Manager(s)
Robert Spector, Ward Brown, Philipp Burgener, David Cole, Pilar Gomez-Bravo, Andy Li, Henry Peabody, Matt Ryan, Michael Skatrud, and Erik Weisman

Management Review - continued
Note to Shareholders: Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Securities rated “BBB”, “Baa”, or higher are considered investment grade; securities rated “BB”, “Ba”, or below are considered non-investment grade. Ratings are assigned to underlying securities utilizing ratings from Moody's, Fitch, and Standard & Poor's and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities that are not rated by any of the rating agencies, the security is considered Not Rated.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 11/30/21
The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value and market value, including reinvestment of fund distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares.
Growth of a Hypothetical $10,000 Investment
Average Annual Total Returns through 11/30/21
	Inception Date	1-yr	5-yr	10-yr
Market Value (r)	7/20/89	7.27%	9.17%	7.76%
Net Asset Value (r)	7/20/89	1.00%	6.57%	6.82%
Comparative benchmark(s)

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index (f)	5.27%	6.27%	6.90%
MFS Charter Income Trust Blended Index (f)(w)	1.56%	4.91%	5.16%
Bloomberg U.S. Government/Mortgage Bond Index (f)	(1.47)%	2.91%	2.33%
FTSE World Government Bond Non-Dollar Hedged Index (f)	(0.88)%	3.43%	4.20%
JPMorgan Emerging Markets Bond Index Global (f)	(1.15)%	4.47%	4.93%
Bloomberg U.S. Credit Bond Index (f)	(0.55)%	5.20%	4.66%

(f)	Source: FactSet Research Systems Inc.

Performance Summary  - continued
(r)	Includes reinvestment of all distributions. Market value references New York Stock Exchange Price.
(w)	As of November 30, 2021, the MFS Charter Income Trust Blended Index (a custom index) was comprised of 42% Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index, 20% Bloomberg U.S. Government/Mortgage Bond Index, 15.2% FTSE World Government Bond Non-Dollar Hedged Index, 12.8% JPMorgan Emerging Markets Bond Index Global, and 10% Bloomberg U.S. Credit Bond Index.
Benchmark Definition(s)
Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index(a) – a component of the Bloomberg U.S. Corporate High-Yield Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.
Bloomberg U.S. Credit Bond Index(a) – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
Bloomberg U.S. Government/Mortgage Bond Index(a) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
FTSE World Government Bond Non-Dollar Hedged Index(b) – a market capitalization-weighted index that is designed to represent the currency-hedged performance of the international developed government bond markets, excluding the United States.
JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(b)	©2018 FTSE Fixed Income LLC. All rights reserved.
Notes to Performance Summary
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 8.00% of the fund's average monthly net asset value, not a fixed share price, and the fund's dividend amount will fluctuate with changes in the fund's average monthly net assets.

Performance Summary  - continued
Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Investment Objective, Principal Investment Strategies and Principal Risks
Investment Objective
The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in debt instruments.
MFS normally invests the fund’s assets in corporate bonds of U.S. and/or foreign issuers, U.S. Government securities, foreign government securities, mortgage-backed securities and other securitized instruments of U.S. and/or foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories.
MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.
MFS normally invests the fund's assets across different industries, sectors, countries, and regions, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry, sector, country, or region.
The fund seeks to make a monthly distribution at an annual fixed rate of 8.00% of the fund’s average monthly net asset value.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of the issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality and terms, any underlying assets and their credit quality, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis where MFS believes such factors could materially impact the economic value of an issuer or instrument. ESG factors considered may include, but are not limited to, climate change, resource depletion, an issuer's governance structure and practices, data protection and privacy issues, and diversity and labor practices. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features may also be considered. In structuring the fund, MFS also considers top-down factors, including sector allocations, yield curve positioning, duration, macroeconomic factors, and risk management factors.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.
MFS may engage in active and frequent trading in pursuing the fund's principal investment strategies.
In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.
Principal Investment Types
The principal investment types in which the fund may invest are:
Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.
Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.
U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.
Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated

Investment Objective, Principal Investment Strategies and Principal Risks - continued
for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.
Securitized Instruments: Securitized instruments are debt instruments that generally provide payments of principal and interest based on the terms of the instrument and cash flows generated by the underlying assets. Underlying assets include residential and commercial mortgages, debt instruments, loans, leases, and receivables. Securitized instruments are issued by trusts or other special purpose entities that hold the underlying assets. Certain securitized instruments offer multiple classes that differ in terms of their priority to receive principal and/or interest payments under the terms of the instrument. Securitized instruments include mortgage-backed securities, collateralized debt obligations, and other asset-backed securities. Certain mortgage-backed securities are issued on a delayed delivery or forward commitment basis where payment and delivery take place at a future date.
Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, swaps, and certain complex structured securities.
Principal Risks
The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.
The principal risks of investing in the fund are:
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund's other service providers may experience disruptions or operating errors that could negatively impact the fund.
Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government's inability at times to agree on a long-term budget and deficit reduction

Investment Objective, Principal Investment Strategies and Principal Risks - continued
plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.
Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. The current period of historically low interest rates may heighten the risks associated with rising interest rates because there may be a greater likelihood of interest rates increasing and interest rates may increase rapidly. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates. To the extent the fund invests in fixed-rate instruments, fluctuations in the market price of such investments may not affect interest income derived from those instruments, but may nonetheless affect the fund's share price, especially if the instrument has a longer maturity.
Credit Risk: The price of a debt instrument depends, in part, on the issuer's or borrower's credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument's credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.
Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more

Investment Objective, Principal Investment Strategies and Principal Risks - continued
sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.
Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In the event of nationalization, expropriation, confiscation or other government action, intervention, or restriction, the fund could lose its entire investment in a particular foreign issuer or country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.
Emerging Markets Risk: Investments tied economically to emerging markets, especially frontier markets, can involve additional and greater risks than the risks associated with investments in developed markets. Emerging markets typically have less developed economies and markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, less trading volume, less stringent investor protection and disclosure standards, less reliable settlement practices, greater government involvement in the economy, and greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments than developed countries. Financial and other disclosures by emerging market issuers may be considerably less reliable than disclosures made by issuers in developed markets. In addition, the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain emerging market countries. Emerging markets can also be subject to greater political, social, geopolitical, and economic instability and more susceptible to environmental problems.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.
Currency Risk: Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries. In addition, a decline in the value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. In addition, the use of foreign exchange contracts to reduce foreign currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory conditions in the U.S. or abroad. Foreign currency values can decrease significantly both in the short term and over the long term in response to these and other conditions.
Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund's performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.
Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.
Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset

Investment Objective, Principal Investment Strategies and Principal Risks - continued
value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the Investment Company Act of 1940 (the “1940 Act”) to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.
Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.
Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.
Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.
Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 8.00% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold at less than opportune times to fund the distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.
Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex

Investment Objective, Principal Investment Strategies and Principal Risks - continued
instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.
Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.
Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.
Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.
Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors' interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.
Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund's return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.
Investment Restrictions
The Fund has adopted the following policies which cannot be changed without the approval of the holders of a majority of its shares as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities (“Majority Shareholder Vote”). Except for fundamental investment restriction (1), these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.
The Fund may not:
(1)	borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.
(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.
(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contacts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.
(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

Investment Objective, Principal Investment Strategies and Principal Risks - continued
For purposes of investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.
For purposes of fundamental investment restriction (6), investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.
For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.
For purposes of fundamental investment restriction (6), MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

Effects of Leverage
The following table is furnished in response to requirements of the Securities and Exchange Commission (the “SEC”). It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the Investment Company Act of 1940 (the “1940 Act”), on fund total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. The table below assumes the fund’s continued use of line of credit borrowings (“leverage”), as applicable, as of November 30, 2021, as a percentage of total assets (including assets attributable to such leverage), the estimated annual effective interest expense rate payable by the fund on such line of credit borrowings (based on market conditions as of November 30, 2021), and the annual return that the fund’s portfolio would need to experience (net of expenses) in order to cover such costs. The information below does not reflect the fund’s possible use of certain other forms of economic leverage through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, if any.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with line of credit borrowings used by the fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Line of Credit Borrowings as a Percentage of Total Assets (Including Assets Attributable to Leverage)					21.32%
Estimated Annual Effective Rate of Interest Expense on Line of Credit Borrowings					0.70%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense on Line of Credit Borrowings					0.15%
Assumed Return on Portfolio (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Return to Shareholder	-12.90%	-6.55%	-0.19%	6.17%	12.52%
The table reflects hypothetical performance of the fund’s portfolio and not the actual performance of the fund’s shares, the value of which is determined by market forces and other factors.
Should the fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the fund and invested in accordance with the fund’s investment objectives and policies. The fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.
David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.
Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2018; Portfolio Manager of Man GLG from 2014 to 2018.
Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to 2019.
Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.
Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2002.
The following information in this annual report is a summary of certain changes since November 30, 2020. This information may not reflect all of the changes that have occurred since you purchased this fund.
Effective June 30, 2021, Robert Persons is no longer a Portfolio Manager of the fund.

Dividend Reinvestment And Cash Purchase Plan
The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, the fund will issue shares at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. Computershare Trust Company, N.A. (the Transfer Agent for the fund) (the “Plan Agent”) will purchase shares under the Plan on the 15th of January, April, July, and October or shortly thereafter. You may obtain a copy of the Plan by contacting the Plan Agent at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by visiting the Plan Agent's Web site at www.computershare.com/investor.
If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.
If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by contacting the Plan Agent. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.
If you have any questions, contact the Plan Agent by calling 1-800-637-2304, visit the Plan Agent’s Web site at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

Portfolio of Investments
11/30/21
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 123.7%
Aerospace & Defense – 1.5%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$503,000	$ 512,663
Bombardier, Inc., 7.125%, 6/15/2026 (n)	482,000	497,665
F-Brasile S.p.A./F-Brasile U.S. LLC, 7.375%, 8/15/2026 (n)	725,000	710,500
Moog, Inc., 4.25%, 12/15/2027 (n)	990,000	1,005,518
TransDigm, Inc., 6.25%, 3/15/2026 (n)	15,000	15,562
TransDigm, Inc., 6.375%, 6/15/2026	535,000	550,381
TransDigm, Inc., 5.5%, 11/15/2027	1,320,000	1,328,468
TransDigm, Inc., 4.625%, 1/15/2029	835,000	799,955
		$5,420,712
Apparel Manufacturers – 0.0%
Tapestry, Inc., 3.05%, 3/15/2032	$157,000	$ 158,692
Asset-Backed & Securitized – 4.0%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 1.038%, 11/15/2054 (i)	$3,814,847	$ 280,181
ACREC Ltd., 2021-FL1, “C”, FLR, 2.238% (LIBOR - 1mo. + 2.15%), 10/16/2036 (n)	229,500	229,774
Allegro CLO Ltd., 2016-1A, “BR2”, FLR, 1.673% (LIBOR - 3mo. + 1.55%), 1/15/2030 (n)	250,000	250,012
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF2, “A5”, 2.513%, 6/15/2054 (n)	490,000	503,266
Arbor Multi-Family Mortgage Securities Trust, Inc., 2021-MF3, “A5”, 2.575%, 10/15/2054 (i)(n)	550,000	567,801
Arbor Realty Trust, Inc., CLO, 2020-FL1, “C”, FLR, 2.212% (LIBOR - 1mo. + 2.05%), 2/15/2035 (n)	300,000	299,437
Arbor Realty Trust, Inc., CLO, 2021-FL1, “C”, FLR, 2.089% (LIBOR - 1mo. + 2%), 12/15/2035 (n)	200,000	199,250
Arbor Realty Trust, Inc., CLO, 2021-FL2, “B”, FLR, 1.689% (LIBOR - 1mo. + 1.6%), 5/15/2036 (n)	100,000	99,437
Arbor Realty Trust, Inc., CLO, 2021-FL2, “C”, FLR, 2.039% (LIBOR - 1mo. + 1.95%), 5/15/2036 (n)	275,500	273,777
Bancorp Commercial Mortgage Trust, 2019-CRE6, “A”, FLR, 1.214% (LIBOR - 1mo. + 1.05%), 9/15/2036 (n)	6,132	6,128
Barclays Commercial Mortgage Securities LLC, 2020-C7, “XA”, 1.74%, 4/15/2053 (i)	1,989,755	197,749
Bayview Financial Revolving Mortgage Loan Trust, FLR, 1.693% (LIBOR - 1mo. + 1.6%), 12/28/2040 (n)	178,581	197,848
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.431%, 7/15/2054 (i)	998,185	95,498

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.764%, 2/15/2054 (i)	$2,297,202	$ 273,243
Benchmark Mortgage Trust, 2019-B12, “A5”, 3.115%, 8/15/2052	227,000	242,967
Benchmark Mortgage Trust, 2020-B18, “XA”, 1.918%, 7/15/2053 (i)	3,390,774	362,679
Benchmark Mortgage Trust, 2021-B23, “XA”, 1.383%, 2/15/2054 (i)	3,633,619	329,566
Benchmark Mortgage Trust, 2021-B24, “XA”, 1.273%, 3/15/2054 (i)	1,998,161	164,879
Benchmark Mortgage Trust, 2021-B26, “XA”, 0.999%, 6/15/2054 (i)	5,530,087	363,666
Benchmark Mortgage Trust, 2021-B27, “XA”, 1.388%, 7/15/2054 (i)	6,983,814	660,581
Benchmark Mortgage Trust, 2021-B28, “XA”, 1.404%, 8/15/2054 (i)	2,353,293	223,845
BPCRE Holder LLC, FLR, 1.638% (LIBOR - 1mo. + 1.55%), 2/15/2037 (n)	338,000	337,787
Business Jet Securities LLC, 2020-1A, “A”, 2.981%, 11/15/2035 (n)	327,457	330,767
Business Jet Securities LLC, 2021-1A, “A”, 2.162%, 4/15/2036 (n)	105,966	105,996
Business Jet Securities LLC, 2021-1A, “B”, 2.918%, 4/15/2036 (n)	88,876	88,937
BXMT Ltd., 2021-FL4, “B”, FLR, 1.639% (LIBOR - 1mo. + 1.55%), 5/15/2038 (n)	549,000	547,626
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	145,055	146,470
Capital Automotive, 2020-1A, “B1”, REIT, 4.17%, 2/15/2050 (n)	437,500	445,176
CF Hippolyta Issuer LLC, 2020-1, “A1”, 1.69%, 7/15/2060 (n)	93,191	92,766
CF Hippolyta Issuer LLC, 2020-1, “B1”, 2.28%, 7/15/2060 (n)	93,191	93,388
Commercial Mortgage Pass-Through Certificates, 2020-BN28, “A4”, 1.844%, 3/15/2063	115,359	112,461
Commercial Mortgage Pass-Through Certificates, 2020-BN29, “A4”, 1.997%, 11/15/2053	516,973	509,786
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.892%, 4/15/2054 (i)	1,580,605	91,130
Commercial Mortgage Pass-Through Certificates, 2021-BN34, “XA”, 1.088%, 6/15/2063 (i)	999,500	74,631
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.158%, 6/15/2064 (i)	1,309,273	104,137

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
Crest Ltd., CDO, 7%, (0.001% cash or 7% PIK) 1/28/2040 (a)(p)	$3,372,294	$ 34
FS Rialto 2019-FL1 Issuer Ltd., 2021-FL2, “AS”, FLR, 1.639% (LIBOR - 1mo. + 1.6%), 4/16/2028 (n)	297,500	297,317
HarbourView CLO VII Ltd., 7RA, “B”, FLR, 1.822% (LIBOR - 3mo. + 1.7%), 7/18/2031 (n)	440,000	435,534
LoanCore Ltd., 2021-CRE5, “AS”, FLR, 1.839% (LIBOR - 1mo. + 1.75%), 7/15/2036 (n)	375,000	375,113
LoanCore Ltd., 2021-CRE5, “B”, FLR, 2.089% (LIBOR - 1mo. + 2%), 7/15/2036 (n)	258,000	258,000
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.012% (LIBOR - 1mo. + 2.85%), 7/15/2035 (z)	428,000	433,611
MF1 CLO Ltd., 2021-FL5, “B”, FLR, 1.612% (LIBOR - 1mo. + 1.45%), 7/15/2036 (n)	423,500	423,245
MF1 CLO Ltd., 2021-FL5, “C”, FLR, 1.862% (LIBOR - 1mo. + 1.7%), 7/15/2036 (n)	213,000	212,936
MF1 Multi-Family Housing Mortgage Loan Trust, 2020-FL4, FLR, 2.262% (LIBOR - 1mo. + 2.1%), 11/15/2035 (n)	154,000	155,107
MF1 Multi-Family Housing Mortgage Loan Trust, 2021-FL5, “D”, FLR, 2.662% (LIBOR - 1mo. + 2.5%), 7/15/2036 (n)	755,000	753,909
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.424%, 5/15/2054 (i)	1,034,540	96,527
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.354%, 6/15/2054 (i)	3,135,571	265,902
Multi-Family Housing Mortgage, MF1-2021, “B”, FLR, 1.739% (LIBOR - 1mo. + 1.65%), 7/16/2036 (n)	450,000	449,966
PFP III Ltd., 2021-7, “B”, FLR, 1.491% (LIBOR - 1mo. + 1.4%), 4/14/2038 (n)	212,489	211,184
PFP III Ltd., 2021-7, “C”, FLR, 1.741% (LIBOR - 1mo. + 1.65%), 4/14/2038 (n)	199,990	198,761
PFP III Ltd., 2021-8, “B”, FLR, 1.589% (LIBOR - 1mo. + 1.5%), 8/09/2037 (n)	105,000	104,615
Securitized Term Auto Receivable Trust, 2019-CRTA, “C”, 2.849%, 3/25/2026 (n)	164,439	166,519
Shelter Growth CRE, 2021-FL3, “C”, FLR, 2.239% (LIBOR - 1mo. + 2.15%), 9/15/2036 (n)	157,500	157,500
Starwood Commercial Mortgage, 2021-FL2, “B”, FLR, 1.889% (LIBOR - 1mo. + 1.8%), 4/18/2038 (n)	190,000	189,779
Starwood Commercial Mortgage, 2021-FL2, “C”, FLR, 2.188% (LIBOR - 1mo. + 2.1%), 4/18/2038 (n)	100,000	99,918
TPG Real Estate Finance, 2021-FL4, “AS”, FLR, 1.488% (LIBOR - 1mo. + 1.4%), 3/15/2038 (n)	150,000	149,634

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Asset-Backed & Securitized – continued
TPG Real Estate Finance, 2021-FL4, “B”, FLR, 1.938% (LIBOR - 1mo. + 1.85%), 3/15/2038 (n)		$310,000	$ 309,242
Wells Fargo Commercial Mortgage Trust, 2021-C60, “XA”, 1.682%, 8/15/2054 (i)		1,996,912	234,279
			$14,881,274
Automotive – 2.0%
Daimler Finance North America LLC, 1.45%, 3/02/2026 (n)		$150,000	$ 149,215
Dana, Inc., 5.375%, 11/15/2027		484,000	505,175
Dana, Inc., 5.625%, 6/15/2028		166,000	174,715
Dana, Inc., 4.25%, 9/01/2030		315,000	313,031
Dornoch Debt Merger Sub Inc., 6.625%, 10/15/2029 (n)		440,000	433,400
Ford Motor Co., 5.113%, 5/03/2029		485,000	536,944
Ford Motor Co., 4.75%, 1/15/2043		535,000	572,450
Hyundai Capital America, 6.375%, 4/08/2030 (n)		383,000	483,690
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)		715,000	742,313
Lear Corp., 3.8%, 9/15/2027		21,000	22,918
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)		1,010,000	1,063,025
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)		305,000	312,279
RAC Bond Co. PLC, 5.25%, 11/04/2027 (n)	GBP	250,000	323,862
Real Hero Merger Sub 2, Inc., 6.25%, 2/01/2029 (n)		$470,000	471,438
TI Automotive Finance PLC, 3.75%, 4/15/2029 (n)	EUR	480,000	547,338
Volkswagen International Finance N.V., 3.5% to 3/20/2030, FLR (EUR Swap Rate - 15yr. + 3.06%) to 3/20/2050, FLR (EUR Swap Rate - 15yr. + 3.81%) to 12/29/2166		100,000	121,376
Wheel Pros, Inc., 6.5%, 5/15/2029 (n)		$430,000	418,923
			$7,192,092
Broadcasting – 2.3%
Advantage Sales & Marketing, Inc., 6.5%, 11/15/2028 (n)		$975,000	$ 997,659
Discovery, Inc., 4.125%, 5/15/2029		78,000	85,967
Gray Escrow II, Inc., 5.375%, 11/15/2031 (n)		1,060,000	1,062,268
iHeartCommunications, Inc., 8.375%, 5/01/2027		605,000	636,551
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)		405,000	420,187
Prosus N.V., 1.539%, 8/03/2028	EUR	150,000	170,590
Prosus N.V., 3.061%, 7/13/2031 (n)		$329,000	317,973
Scripps Escrow II, Inc., 5.875%, 7/15/2027 (n)		860,000	882,317
Summer (BC) Bidco B LLC, 5.5%, 10/31/2026 (n)		540,000	544,050
Summer (BC) Holdco S.à r.l., “A”, 9.25%, 10/31/2027	EUR	513,600	625,577
Univision Communications, Inc., 4.5%, 5/01/2029 (n)		$1,260,000	1,259,131
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)		1,184,000	1,186,960

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Broadcasting – continued
WMG Acquisition Corp., 2.25%, 8/31/2031 (n)	EUR	242,000	$ 271,269
			$8,460,499
Brokerage & Asset Managers – 1.3%
Aretec Escrow Issuer, Inc., 7.5%, 4/01/2029 (n)		$425,000	$ 438,812
Banco BTG Pactual S.A. (Cayman Islands Branch), 4.5%, 1/10/2025 (n)		906,000	910,539
Intercontinental Exchange, Inc., 3%, 9/15/2060		55,000	53,765
London Stock Exchange Group PLC, 0.25%, 4/06/2028	EUR	100,000	112,602
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)		$1,270,000	1,301,750
LPL Holdings, Inc., 4%, 3/15/2029 (n)		865,000	868,624
NFP Corp., 4.875%, 8/15/2028 (n)		540,000	531,900
NFP Corp., 6.875%, 8/15/2028 (n)		220,000	217,956
Vivion Investments, 3%, 8/08/2024	EUR	400,000	430,895
			$4,866,843
Building – 2.5%
ABC Supply Co., Inc., 4%, 1/15/2028 (n)		$1,815,000	$ 1,830,881
GYP Holding III Corp., 4.625%, 5/01/2029 (n)		855,000	839,311
Holcim Finance (Luxembourg) S.A., 0.625%, 4/06/2030	EUR	140,000	155,908
Holcim Finance (Luxembourg) S.A., 0.5%, 4/23/2031		125,000	135,114
Imerys S.A., 1%, 7/15/2031		100,000	111,475
Interface, Inc., 5.5%, 12/01/2028 (n)		$735,000	765,319
New Enterprise Stone & Lime Co., Inc., 5.25%, 7/15/2028 (n)		525,000	523,687
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)		407,000	435,567
Park River Holdings, Inc., 5.625%, 2/01/2029 (n)		465,000	440,588
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)		695,000	736,700
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)		680,000	703,678
SRS Distribution, Inc., 6.125%, 7/01/2029 (n)		505,000	506,262
Standard Industries, Inc., 2.25%, 11/21/2026 (n)	EUR	270,000	296,225
Standard Industries, Inc., 2.25%, 11/21/2026		100,000	109,713
Standard Industries, Inc., 4.375%, 7/15/2030 (n)		$900,000	885,375
Standard Industries, Inc., 3.375%, 1/15/2031 (n)		160,000	147,400
Vulcan Materials Co., 3.5%, 6/01/2030		137,000	148,506
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)		500,000	510,000
			$9,281,709
Business Services – 2.1%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)		$450,000	$ 458,114
Austin BidCo, Inc., 7.125%, 12/15/2028 (n)		410,000	420,875
Equinix, Inc., REIT, 1%, 3/15/2033	EUR	200,000	220,236
Euronet Worldwide, Inc., 1.375%, 5/22/2026		200,000	231,730
Fiserv, Inc., 4.4%, 7/01/2049		$95,000	113,099
HealthEquity, Inc., 4.5%, 10/01/2029 (n)		645,000	636,937

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Business Services – continued
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)		$360,000	$ 369,900
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)		453,000	461,693
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)		625,000	633,913
Nielsen Finance LLC, 4.5%, 7/15/2029 (n)		715,000	691,434
NXP Semiconductors N.V., 3.4%, 5/01/2030 (n)		331,000	352,958
Paysafe Finance PLC, 4%, 6/15/2029 (z)		660,000	608,850
Switch Ltd., 3.75%, 9/15/2028 (n)		1,206,000	1,193,940
Switch Ltd., 4.125%, 6/15/2029 (n)		250,000	251,131
Tencent Holdings Ltd., 3.8%, 2/11/2025		700,000	745,738
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)		510,000	535,599
			$7,926,147
Cable TV – 5.5%
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)		$2,035,000	$ 2,085,122
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)		1,070,000	1,078,501
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 2/01/2031 (n)		875,000	861,954
CCO Holdings LLC/CCO Holdings Capital Corp., 4.25%, 1/15/2034 (n)		450,000	432,900
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.8%, 3/01/2050		101,000	113,766
CSC Holdings LLC, 5.375%, 2/01/2028 (n)		200,000	204,250
CSC Holdings LLC, 5.75%, 1/15/2030 (n)		1,350,000	1,322,163
CSC Holdings LLC, 4.125%, 12/01/2030 (n)		930,000	889,982
DISH DBS Corp., 7.75%, 7/01/2026		285,000	292,838
DISH DBS Corp., 5.25%, 12/01/2026 (n)		535,000	529,869
DISH DBS Corp., 5.125%, 6/01/2029		450,000	395,168
Eutelsat S.A., 2.25%, 7/13/2027	EUR	100,000	117,434
Eutelsat S.A., 1.5%, 10/13/2028		100,000	114,539
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)		$455,000	220,675
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(z)		295,000	144,550
LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027 (n)		770,000	798,290
LCPR Senior Secured Financing DAC, 5.125%, 7/15/2029 (n)		210,000	209,166
Sirius XM Holdings, Inc., 3.875%, 9/01/2031 (n)		835,000	791,162
Sirius XM Radio, Inc., 4%, 7/15/2028 (n)		757,000	748,484
Sirius XM Radio, Inc., 5.5%, 7/01/2029 (n)		1,855,000	1,967,673
Telenet Finance Luxembourg S.A., 3.5%, 3/01/2028	EUR	400,000	462,425
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		$1,000,000	1,030,500
Videotron Ltd., 5.375%, 6/15/2024 (n)		280,000	299,331
Videotron Ltd., 5.125%, 4/15/2027 (n)		1,245,000	1,277,607
Virgin Media Finance PLC, 3.75%, 7/15/2030	EUR	355,000	398,821

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Cable TV – continued
Virgin Media Finance PLC, 5%, 7/15/2030 (n)		$800,000	$ 776,000
Virgin Media Vendor Financing Notes IV DAC, 5%, 7/15/2028 (n)		1,000,000	985,480
VTR Comunicaciones S.p.A., 5.125%, 1/15/2028		267,000	272,327
Ziggo Bond Finance B.V., 4.25%, 1/15/2027	EUR	320,000	369,263
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		$1,115,000	1,113,723
			$20,303,963
Chemicals – 1.8%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$540,000	$ 558,063
Axalta Coating Systems Ltd., 3.375%, 2/15/2029 (n)		860,000	817,133
Consolidated Energy Finiance S.A., 5.625%, 10/15/2028 (n)		650,000	619,509
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		875,000	866,250
Herens Holdco S.à r.l., 4.75%, 5/15/2028 (n)		785,000	763,413
Ingevity Corp., 3.875%, 11/01/2028 (n)		813,000	778,683
LSF11 A5 HoldCo LLC, 6.625%, 10/15/2029 (n)		445,000	433,319
LYB International Finance III, LLC, 4.2%, 5/01/2050		139,000	160,794
S.P.C.M. S.A., 3.125%, 3/15/2027 (n)		205,000	200,388
S.P.C.M. S.A., 3.375%, 3/15/2030 (n)		705,000	673,275
Sasol Financing (USA) LLC, 4.375%, 9/18/2026		200,000	197,000
Sasol Financing (USA) LLC, 5.5%, 3/18/2031		550,000	539,055
Sherwin-Williams Co., 3.8%, 8/15/2049		38,000	43,657
Synthos S.A., 2.5%, 6/07/2028 (n)	EUR	147,000	159,627
			$6,810,166
Computer Software – 0.7%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$580,000	$ 601,750
Clarivate Science Holdings Corp., 4.875%, 7/01/2029 (n)		1,100,000	1,077,175
PTC, Inc., 3.625%, 2/15/2025 (n)		585,000	587,925
PTC, Inc., 4%, 2/15/2028 (n)		395,000	396,975
			$2,663,825
Computer Software - Systems – 1.0%
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		$1,370,000	$ 1,505,287
Fair Isaac Corp., 4%, 6/15/2028 (n)		311,000	310,223
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		860,000	893,862
Viavi Solutions, Inc., 3.75%, 10/01/2029 (n)		830,000	811,325
			$3,520,697
Conglomerates – 2.2%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$880,000	$ 908,600
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		210,000	210,000
BWX Technologies, Inc., 4.125%, 4/15/2029 (n)		1,055,000	1,054,647
Carrier Global Corp., 3.577%, 4/05/2050		129,000	137,012

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Conglomerates – continued
EnerSys, 4.375%, 12/15/2027 (n)		$360,000	$ 370,800
Gates Global LLC, 6.25%, 1/15/2026 (n)		560,000	574,000
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)		480,000	521,760
Griffon Corp., 5.75%, 3/01/2028		778,000	801,826
Highland Holdings S.á r.l. Co., 0.934%, 12/15/2031	EUR	100,000	113,773
Madison IAQ LLC, 5.875%, 6/30/2029 (n)		$555,000	533,938
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)		675,000	722,250
TriMas Corp., 4.125%, 4/15/2029 (n)		2,039,000	2,039,000
Westinghouse Air Brake Technologies Corp., 4.95%, 9/15/2028		87,000	98,973
			$8,086,579
Construction – 1.0%
Empire Communities Corp., 7%, 12/15/2025 (n)		$490,000	$ 501,995
Mattamy Group Corp., 5.25%, 12/15/2027 (n)		255,000	264,787
Mattamy Group Corp., 4.625%, 3/01/2030 (n)		615,000	609,656
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)		830,000	827,925
Taylor Morrison Communities, Inc., 5.75%, 1/15/2028 (n)		380,000	416,683
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)		365,000	391,462
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)		638,000	656,713
			$3,669,221
Consumer Products – 0.8%
JAB Holdings B.V., 1%, 7/14/2031	EUR	100,000	$ 110,573
JAB Holdings B.V., 2.25%, 12/19/2039		100,000	119,426
Mattel, Inc., 3.375%, 4/01/2026 (n)		$572,000	580,603
Mattel, Inc., 5.875%, 12/15/2027 (n)		304,000	323,760
Mattel, Inc., 5.45%, 11/01/2041		210,000	247,510
Prestige Consumer Healthcare, Inc., 5.125%, 1/15/2028 (n)		630,000	653,625
Prestige Consumer Healthcare, Inc., 3.75%, 4/01/2031 (n)		400,000	383,250
SWF Escrow Issuer Corp., 6.5%, 10/01/2029 (n)		550,000	528,000
			$2,946,747
Consumer Services – 3.1%
AA Bond Co. Ltd., 3.25%, 7/31/2028	GBP	100,000	$ 133,755
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)		$216,000	221,983
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)		630,000	659,925
Allied Universal Holdco LLC, 6%, 6/01/2029 (n)		400,000	380,000
ANGI Group LLC, 3.875%, 8/15/2028 (n)		1,137,000	1,079,968
Arches Buyer, Inc., 6.125%, 12/01/2028 (n)		625,000	631,063
Garda World Security Corp., 4.625%, 2/15/2027 (n)		245,000	239,488
GoDaddy, Inc., 3.5%, 3/01/2029 (n)		1,631,000	1,551,211

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Consumer Services – continued
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)		$467,000	$ 486,726
Match Group Holdings II LLC, 3.625%, 10/01/2031 (n)		55,000	51,849
Match Group, Inc., 5%, 12/15/2027 (n)		460,000	479,550
Match Group, Inc., 4.625%, 6/01/2028 (n)		1,515,000	1,537,740
Match Group, Inc., 4.125%, 8/01/2030 (n)		225,000	223,031
Meituan, 2.125%, 10/28/2025 (n)		200,000	192,106
Realogy Group LLC, 9.375%, 4/01/2027 (n)		510,000	550,576
Realogy Group LLC, 5.75%, 1/15/2029 (n)		325,000	328,656
Toll Road Investors Partnership II LP, Capital Appreciation, NPFG, 0%, 2/15/2043 (n)		2,000,000	655,376
TriNet Group, Inc., 3.5%, 3/01/2029 (n)		1,430,000	1,412,840
WASH Multifamily Acquisition, Inc., 5.75%, 4/15/2026 (n)		420,000	432,600
			$11,248,443
Containers – 1.7%
ARD Finance S.A., 5%, (5% cash or 5.75% PIK) 6/30/2027 (p)	EUR	335,000	$ 385,148
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)		$405,000	414,113
Ardagh Metal Packaging, 3.25%, 9/01/2028 (n)		365,000	352,225
Ardagh Metal Packaging, 3%, 9/01/2029 (n)	EUR	320,000	353,519
Ardagh Metal Packaging, 4%, 9/01/2029 (n)		$646,000	626,394
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., 5.25%, 8/15/2027 (n)		880,000	862,400
Can-Pack S.A., 3.875%, 11/15/2029 (n)		976,000	949,160
Canpack S.A./Eastern PA Land Investment Holding LLC, 3.125%, 11/01/2025 (n)		350,000	347,515
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026		980,000	1,031,450
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026		325,000	333,723
DS Smith PLC, 2.875%, 7/26/2029	GBP	100,000	139,403
Greif, Inc., 6.5%, 3/01/2027 (n)		$590,000	612,833
			$6,407,883
Electrical Equipment – 0.3%
Arrow Electronics, Inc., 3.25%, 9/08/2024		$86,000	$ 89,890
CommScope Technologies LLC, 5%, 3/15/2027 (n)		1,005,000	902,399
Telefonaktiebolaget LM Ericsson, 1%, 5/26/2029	EUR	140,000	155,793
			$1,148,082

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Electronics – 1.4%
Broadcom, Inc., 4.15%, 11/15/2030		$79,000	$ 86,324
Broadcom, Inc., 3.419%, 4/15/2033 (n)		133,000	137,054
Broadcom, Inc., 3.469%, 4/15/2034 (n)		187,000	192,689
Broadcom, Inc., 3.137%, 11/15/2035 (n)		168,000	165,139
Broadcom, Inc., 3.187%, 11/15/2036 (n)		4,000	3,938
Diebold Nixdorf, Inc., 8.5%, 4/15/2024		240,000	236,899
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)		374,000	396,961
Entegris, Inc., 3.625%, 5/01/2029 (n)		1,005,000	997,463
Infineon Technologies AG, 1.625%, 6/24/2029	EUR	100,000	120,825
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		$480,000	523,200
Sensata Technologies B.V., 5%, 10/01/2025 (n)		1,010,000	1,093,143
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)		410,000	425,252
Synaptics, Inc., 4%, 6/15/2029 (n)		755,000	762,550
			$5,141,437
Emerging Market Quasi-Sovereign – 4.8%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023		$1,074,000	$ 1,119,656
Banco del Estado de Chile, 3.875%, 2/08/2022		600,000	603,072
Bank Mandiri, 4.75%, 5/13/2025		317,000	344,257
China Construction Bank Corp., Hong Kong Branch, 4.25% to 2/27/2024, FLR (CMT - 5yr. + 1.88%) to 2/27/2029		960,000	1,015,868
Comision Federal de Electricidad (United Mexican States), 3.348%, 2/09/2031 (n)		202,000	192,912
DAE Funding LLC (United Arab Emirates), 3.375%, 3/20/2028 (n)		200,000	202,356
Emirates NBD Bank PJSC, 6.125%, 1/09/2170		238,000	255,731
Empresa Nacional del Petroleo (Republic of Chile), 3.75%, 8/05/2026		600,000	615,000
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		1,022,000	1,107,462
Eskom Holdings SOC Ltd. (Republic of South Africa), 7.125%, 2/11/2025		367,000	376,560
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028		624,000	656,760
Export-Import Bank of India, 2.25%, 1/13/2031 (n)		300,000	279,983
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)		299,000	290,103
Indian Railway Finance Corp., 2.8%, 2/10/2031		800,000	776,196
Industrial and Commercial Bank of China, 4.875%, 9/21/2025		359,000	394,379
Ipoteka Bank (Republic of Uzbekistan), 5.5%, 11/19/2025		900,000	912,942
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024		200,000	206,750

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Quasi-Sovereign – continued
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		$1,086,000	$ 1,126,453
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		1,316,000	1,174,139
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 3.75%, 6/23/2031 (n)		200,000	192,808
Office Cherifien des Phosphates S.A. (Kingdom of Morocco), 5.125%, 6/23/2051 (n)		650,000	611,839
Ooredoo International Finance Ltd. (State of Qatar), 2.625%, 4/08/2031		200,000	199,989
Oryx Funding Ltd. (Sultanate of Oman), 5.8%, 2/03/2031 (n)		200,000	208,424
Petroleos Mexicanos, 6.49%, 1/23/2027		904,000	924,946
Petroleos Mexicanos, 5.95%, 1/28/2031		350,000	328,650
Petroleos Mexicanos, 6.75%, 9/21/2047		980,000	804,972
Petroleos Mexicanos, 7.69%, 1/23/2050		200,000	180,420
QNB Finance Ltd. (State of Qatar), 2.75%, 2/12/2027		554,000	568,543
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026		1,065,000	1,225,924
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		700,000	834,813
			$17,731,907
Emerging Market Sovereign – 11.8%
Arab Republic of Egypt, 6.375%, 4/11/2031 (n)	EUR	539,000	$ 542,181
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		$320,000	281,082
Arab Republic of Egypt, 8.5%, 1/31/2047		1,265,000	1,072,467
Arab Republic of Egypt, 8.875%, 5/29/2050		200,000	172,000
Dominican Republic, 5.3%, 1/21/2041 (n)		181,000	173,490
Dominican Republic, 5.875%, 1/30/2060 (n)		2,249,000	2,091,570
Dominican Republic, 5.875%, 1/30/2060		200,000	186,000
Federal Republic of Nigeria, 8.747%, 1/21/2031 (n)		519,000	524,470
Federative Republic of Brazil, 10%, 1/01/2023	BRL	15,008,000	2,621,180
Federative Republic of Brazil, 3.875%, 6/12/2030		$500,000	470,225
Government of Oman, 7%, 1/25/2051		800,000	792,182
Government of Ukraine, 7.75%, 9/01/2026		700,000	700,882
Government of Ukraine, 7.253%, 3/15/2033 (n)		981,000	913,802
Government of Ukraine, 7.253%, 3/15/2033		600,000	558,900
Kingdom of Morocco, 1.375%, 3/30/2026	EUR	428,000	482,580
Kingdom of Morocco, 2.375%, 12/15/2027 (n)		$432,000	417,208
Kingdom of Morocco, 2%, 9/30/2030	EUR	200,000	215,479
Kingdom of Morocco, 3%, 12/15/2032 (n)		$459,000	426,985
Oriental Republic of Uruguay, 8.25%, 5/21/2031	UYU	37,189,000	807,171
People's Republic of China, 3.03%, 3/11/2026	CNY	38,930,000	6,196,450

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Emerging Market Sovereign – continued
People's Republic of China, 2.68%, 5/21/2030	CNY	19,130,000	$ 2,944,978
Republic of Angola, 9.375%, 5/08/2048		$454,000	412,166
Republic of Argentina, 1.125%, 7/09/2035		627,494	176,646
Republic of Benin, 6.875%, 1/19/2052 (n)	EUR	214,000	237,785
Republic of Benin, 6.875%, 1/19/2052		400,000	444,459
Republic of Chile, 4.7%, 9/01/2030	CLP	865,000,000	974,001
Republic of Cote d'Ivoire, 5.25%, 3/22/2030	EUR	929,000	1,051,683
Republic of Cote d'Ivoire, 6.875%, 10/17/2040		400,000	460,944
Republic of Ghana, 8.125%, 3/26/2032 (n)		$305,000	241,109
Republic of Guatemala, 6.125%, 6/01/2050 (n)		777,000	865,967
Republic of Guatemala, 6.125%, 6/01/2050		300,000	334,350
Republic of Hungary, 2.125%, 9/22/2031 (n)		200,000	193,500
Republic of Hungary, 7.625%, 3/29/2041		470,000	765,076
Republic of Indonesia, 4.35%, 1/11/2048		400,000	448,899
Republic of Kenya, 8%, 5/22/2032 (n)		478,000	506,459
Republic of Korea, 1.875%, 6/10/2029	KRW	2,497,750,000	2,052,292
Republic of Paraguay, 4.95%, 4/28/2031 (n)		$280,000	308,003
Republic of Paraguay, 5.6%, 3/13/2048		200,000	222,002
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,150,000	1,262,136
Republic of Romania, 2%, 12/08/2026 (n)	EUR	989,000	1,168,530
Republic of Romania, 1.75%, 7/13/2030 (n)		247,000	261,267
Republic of Romania, 2%, 4/14/2033		250,000	257,832
Republic of Senegal, 6.25%, 5/23/2033		$247,000	247,321
Republic of Serbia, 1.65%, 3/03/2033 (n)	EUR	227,000	229,122
Republic of Serbia, 1.65%, 3/03/2033		100,000	100,935
Republic of Serbia, 2.05%, 9/23/2036 (n)		647,000	640,971
Republic of South Africa, 8.25%, 3/31/2032	ZAR	43,370,000	2,387,315
Republic of Sri Lanka, 7.55%, 3/28/2030 (n)		$446,000	243,833
Russian Federation, 4.75%, 5/27/2026		800,000	879,248
Russian Federation, 4.375%, 3/21/2029		1,000,000	1,107,300
Russian Federation, 5.1%, 3/28/2035 (n)		200,000	235,750
State of Qatar, 4.817%, 3/14/2049 (n)		683,000	881,944
United Mexican States, 4.75%, 4/27/2032		727,000	811,972
United Mexican States, 3.771%, 5/24/2061		774,000	703,852
			$43,705,951
Energy - Independent – 3.4%
Apache Corp., 5.35%, 7/01/2049		$210,000	$ 239,432
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7%, 11/01/2026 (n)		240,000	243,600
Callon Petroleum Co., 6.125%, 10/01/2024		325,000	312,812
Callon Petroleum Co., 8%, 8/01/2028 (n)		275,000	269,233
CNX Resources Corp., 6%, 1/15/2029 (n)		765,000	782,800

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Independent – continued
Comstock Resources, Inc., 6.75%, 3/01/2029 (n)		$525,000	$ 546,000
Diamondback Energy, Inc., 4.4%, 3/24/2051		141,000	159,903
Encino Acquisition Partners Holdings LLC, 8.5%, 5/01/2028 (n)		360,000	362,700
Energean Israel Finance Ltd., 4.875%, 3/30/2026		271,000	266,528
EQT Corp., 3.125%, 5/15/2026 (n)		110,000	109,930
EQT Corp., 5%, 1/15/2029		567,000	620,865
Leviathan Bond Ltd., 6.125%, 6/30/2025 (n)		1,007,000	1,057,350
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)		492,000	473,796
Murphy Oil Corp., 5.875%, 12/01/2027		225,000	229,025
Occidental Petroleum Corp., 5.875%, 9/01/2025		570,000	612,750
Occidental Petroleum Corp., 5.5%, 12/01/2025		760,000	812,600
Occidental Petroleum Corp., 6.625%, 9/01/2030		555,000	665,817
Occidental Petroleum Corp., 6.45%, 9/15/2036		275,000	341,478
Occidental Petroleum Corp., 6.6%, 3/15/2046		400,000	509,140
Ovintiv, Inc., 6.5%, 2/01/2038		130,000	165,618
Range Resources Corp., 8.25%, 1/15/2029 (n)		415,000	457,479
SM Energy Co., 5.625%, 6/01/2025		330,000	326,700
SM Energy Co., 6.5%, 7/15/2028		250,000	252,500
Southwestern Energy Co., 6.45%, 1/23/2025		173,200	187,931
Southwestern Energy Co., 8.375%, 9/15/2028		305,000	336,022
Southwestern Energy Co., 5.375%, 3/15/2030		440,000	458,150
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,187,000	1,258,220
Tengizchevroil Finance Co. International Ltd., 3.25%, 8/15/2030 (n)		323,000	318,310
			$12,376,689
Energy - Integrated – 0.3%
Cenovus Energy, Inc., 2.65%, 1/15/2032		$91,000	$ 87,787
Eni S.p.A., 4.25%, 5/09/2029 (n)		200,000	226,160
Eni S.p.A., 2.625% to 1/13/2026, FLR (EUR Swap Rate - 5yr. + 3.167%) to 1/13/2031, FLR (EUR Swap Rate - 5yr. + 3.417%) to 1/13/2046, FLR (EUR Swap Rate - 5yr. + 4.167%) to 1/13/2170	EUR	100,000	116,671
Eni S.p.A., 2.75% to 5/11/2030, FLR (EUR Swap Rate - 5yr. + 2.771%) to 5/11/2035, FLR (EUR Swap Rate - 5yr. + 3.021%) to 5/11/2050, FLR (EUR Swap Rate - 5yr. + 3.771%) to 5/11/2170		140,000	157,881
Galp Energia SGPS S.A., 2%, 1/15/2026		200,000	238,323
MOL PLC, 1.5%, 10/08/2027		110,000	127,158

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Energy - Integrated – continued
OMV AG, 2.5% to 9/01/2026, FLR (EUR Swap Rate - 5yr. + 2.82%) to 9/01/2030, FLR (EUR Swap Rate - 5yr. + 3.82%) to 9/01/2070	EUR	100,000	$ 116,936
			$1,070,916
Entertainment – 2.2%
AMC Entertainment Holdings, Inc., 12%, (10% cash or 12% PIK) 6/15/2026 (n)(p)		$225,000	$ 228,656
Boyne USA, Inc., 4.75%, 5/15/2029 (n)		775,000	780,812
Carnival Corp. PLC, 7.625%, 3/01/2026 (n)		1,250,000	1,281,862
Carnival Corp. PLC, 5.75%, 3/01/2027 (n)		865,000	845,408
Carnival Corp. PLC, 6%, 5/01/2029 (n)		160,000	155,494
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027		375,000	381,563
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)		773,000	794,257
Live Nation Entertainment, Inc., 3.75%, 1/15/2028 (n)		360,000	345,780
Motion Bondco DAC, 6.625%, 11/15/2027 (n)		630,000	628,425
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)		365,000	335,026
NCL Corp. Ltd., 5.875%, 3/15/2026 (n)		400,000	389,848
Royal Caribbean Cruises Ltd., 5.5%, 4/01/2028 (n)		800,000	778,000
SeaWorld Parks & Entertainment, 5.25%, 8/15/2029 (n)		840,000	837,060
Viking Cruises Ltd. Co., 5.875%, 9/15/2027 (n)		325,000	301,529
			$8,083,720
Financial Institutions – 2.6%
Adler Group S.A., 2.25%, 1/14/2029	EUR	300,000	$ 270,871
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032		$150,000	151,144
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.85%, 10/29/2041		150,000	154,772
Avation Capital S.A., 8.25%, (8.25% cash or 9% PIK) 10/31/2026 (n)(p)		355,605	295,152
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)		195,000	204,379
Avolon Holdings Funding Ltd., 4.375%, 5/01/2026 (n)		134,000	143,589
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)		775,000	790,500
Crédit Logement S.A., 1.081%, 2/15/2034	EUR	100,000	112,855
CTP N.V., 1.25%, 6/21/2029		100,000	110,020
CTP N.V., 1.5%, 9/27/2031		100,000	108,536
EXOR N.V., 2.25%, 4/29/2030		100,000	124,874
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)		$675,000	651,550
Garfunkelux Holdco 3 S.A., 7.75%, 11/01/2025	GBP	265,000	364,349
Global Aircraft Leasing Co. Ltd., 6.5%,(6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)		$2,073,613	2,009,704

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Financial Institutions – continued
Grand City Properties S.A., 1.5% to 6/9/2026, FLR (EUR Swap Rate - 5yr. + 2.184%) to 6/9/2031, FLR (EUR Swap Rate - 5yr. + 2.434%) to 6/9/2046, FLR (EUR Swap Rate - 5yr. + 3.184%) to 12/09/2069	EUR	100,000	$ 109,464
Howard Hughes Corp., 4.125%, 2/01/2029 (n)		$908,000	894,916
Logicor Financing S.à r.l., 0.875%, 1/14/2031	EUR	100,000	108,305
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)		$705,000	727,934
Nationstar Mortgage Holdings, Inc., 5.5%, 8/15/2028 (n)		395,000	393,519
OneMain Finance Corp., 6.875%, 3/15/2025		480,000	528,000
OneMain Finance Corp., 8.875%, 6/01/2025		332,000	356,070
OneMain Finance Corp., 7.125%, 3/15/2026		215,000	241,652
PennyMac Financial Services, Inc., 5.75%, 9/15/2031 (n)		385,000	374,143
SBB Treasury Oyj, 1.125%, 11/26/2029	EUR	100,000	110,266
VGP Group LLC, 1.5%, 4/08/2029		100,000	111,520
Vonovia SE, 1.5%, 6/14/2041		100,000	110,614
Vonovia SE, 1.625%, 9/01/2051		100,000	107,589
			$9,666,287
Food & Beverages – 3.2%
Anheuser-Busch InBev S.A., 1.65%, 3/28/2031	EUR	100,000	$ 122,143
Anheuser-Busch InBev Worldwide, Inc., 4.375%, 4/15/2038		$189,000	220,132
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 1/23/2049		60,000	82,759
Aramark Services, Inc., 6.375%, 5/01/2025 (n)		930,000	969,990
Bacardi Ltd., 5.15%, 5/15/2038 (n)		153,000	190,015
Central American Bottling Corp., 5.75%, 1/31/2027 (n)		900,000	919,980
Constellation Brands, Inc., 4.75%, 12/01/2025		44,000	49,308
Constellation Brands, Inc., 3.15%, 8/01/2029		204,000	215,104
Constellation Brands, Inc., 2.25%, 8/01/2031		104,000	101,347
JBS Finance Luxembourg S.à r.l., 3.625%, 1/15/2032 (n)		781,000	773,440
JBS USA Lux S.A./JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)		1,055,000	1,137,817
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)		475,000	509,528
JDE Peet's N.V., 0.625%, 2/09/2028	EUR	100,000	112,840
JDE Peet's N.V., 0.5%, 1/16/2029		100,000	110,835
Kraft Heinz Co., 4.25%, 3/01/2031		$1,090,000	1,246,941
Lamb Weston Holdings, Inc., 4.125%, 1/31/2030 (n)		1,655,000	1,650,358
PepsiCo, Inc., 0.75%, 10/14/2033	EUR	100,000	113,555
Performance Food Group Co., 5.5%, 10/15/2027 (n)		$745,000	767,350
Post Holdings, Inc., 5.625%, 1/15/2028 (n)		520,000	535,241
Post Holdings, Inc., 4.625%, 4/15/2030 (n)		520,000	513,500
Primo Water Holding, Inc., 4.375%, 4/30/2029 (n)		515,000	509,706
U.S. Foods Holding Corp., 4.75%, 2/15/2029 (n)		800,000	809,920
			$11,661,809

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Gaming & Lodging – 4.4%
Boyd Gaming Corp., 4.75%, 12/01/2027		$665,000	$ 674,975
Boyd Gaming Corp., 4.75%, 6/15/2031 (n)		270,000	268,515
Caesars Entertainment, Inc., 4.625%, 10/15/2029 (n)		550,000	536,250
CCM Merger, Inc., 6.375%, 5/01/2026 (n)		570,000	592,800
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)		434,000	450,792
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)		574,000	629,764
GENM Capital Labuan Ltd., 3.882%, 4/19/2031 (n)		298,000	293,450
Hilton Domestic Operating Co., Inc., 3.75%, 5/01/2029 (n)		879,000	870,852
Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032 (n)		666,000	646,466
InterContinental Hotels Group PLC, 3.375%, 10/08/2028	GBP	100,000	140,748
International Game Technology PLC, 4.125%, 4/15/2026 (n)		$1,000,000	1,017,500
International Game Technology PLC, 6.25%, 1/15/2027 (n)		225,000	247,500
Las Vegas Sands Corp., 3.9%, 8/08/2029		119,000	120,228
Marriott International, Inc., 2.85%, 4/15/2031		90,000	90,392
Marriott Ownership Resorts, Inc., 4.5%, 6/15/2029 (n)		665,000	652,847
MGM China Holdings Ltd., 5.875%, 5/15/2026 (n)		345,000	347,142
MGM China Holdings Ltd., 4.75%, 2/01/2027 (n)		234,000	228,150
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)		645,000	686,925
MGM Growth Properties LLC, 5.75%, 2/01/2027		285,000	322,763
MGM Growth Properties LLC, 3.875%, 2/15/2029 (n)		488,000	512,400
Penn National Gaming, Inc., 4.125%, 7/01/2029 (n)		510,000	481,287
Scientific Games Corp., 8.625%, 7/01/2025 (n)		170,000	180,987
Scientific Games Corp., 8.25%, 3/15/2026 (n)		380,000	399,999
Scientific Games International, Inc., 7%, 5/15/2028 (n)		445,000	472,895
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)		445,000	459,463
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)		715,000	732,875
Whitbread Group PLC, 3%, 5/31/2031	GBP	100,000	135,490
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)		$1,018,000	1,028,541
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)		450,000	441,126
Wynn Macau Ltd., 4.875%, 10/01/2024 (n)		200,000	188,928
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)		375,000	350,625
Wynn Macau Ltd., 5.625%, 8/26/2028 (n)		1,083,000	996,100
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)		875,000	855,313
			$16,054,088
Industrial – 1.0%
APi Escrow Corp., 4.75%, 10/15/2029 (n)		$595,000	$ 602,437
CPI Property Group S.A., 2.75%, 1/22/2028	GBP	100,000	134,365
CPI Property Group S.A., 1.5%, 1/27/2031	EUR	100,000	109,159
Dar Al-Arkan Sukuk Co. Ltd., 6.875%, 2/26/2027		$850,000	869,125
Dycom Industries, Inc., 4.5%, 4/15/2029 (n)		755,000	760,142

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Industrial – continued
Peach Property Finance GmbH, 4.375%, 11/15/2025	EUR	200,000	$ 231,357
Peach Property Group, 4.375%, 11/15/2025 (n)		225,000	260,276
Trustees of the University of Pennsylvania, 2.396%, 10/01/2050		$35,000	34,730
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)		777,000	790,597
			$3,792,188
Insurance – 0.4%
AIA Group Ltd., 0.88% to 9/09/2028, FLR (EUR Swap Rate - 5yr. + 1.1%) to 9/09/2033	EUR	100,000	$ 112,027
Argentum Zurich Insurance, 3.5% to 10/01/2026, FLR (EURIBOR - 3mo. + 3.95%) to 10/01/2046		100,000	127,201
Aviva PLC, 3.875% to 7/03/2024, FLR (EUR Swap Rate - 5yr. + 3.48%) to 7/03/2044		150,000	184,441
Aviva PLC, 4% to 6/03/2035, FLR (GBP Government Yield - 5yr. + 4.7%) to 6/03/2055	GBP	175,000	252,389
Credit Agricole Assurances S.A., 2%, 7/17/2030	EUR	100,000	117,037
Credit Agricole Assurances S.A., 1.5%, 10/06/2031		200,000	222,919
La Mondiale, 4.375% to 10/24/2029, FLR (EUR Swap Rate - 5yr. + 4.411%) to 4/24/2069		100,000	120,215
Swiss Life Finance I Ltd., 0.5%, 9/15/2031		100,000	111,517
Zurich Finance (Ireland) DAC, 1.875% to 9/17/2030, FLR (EURIBOR - 3mo. + 2.95%) to 9/17/2050		105,000	123,030
			$1,370,776
Insurance - Health – 0.0%
UnitedHealth Group, Inc., 3.5%, 8/15/2039		$38,000	$ 41,819
Insurance - Property & Casualty – 0.9%
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)		$1,345,000	$ 1,358,975
American International Group, Inc., 3.4%, 6/30/2030		77,000	83,081
Aon Corp./Aon Global Holdings PLC, 2.6%, 12/02/2031		25,000	25,164
AssuredPartners, Inc., 5.625%, 1/15/2029 (n)		445,000	427,200
Berkshire Hathaway, Inc., 0.5%, 1/15/2041	EUR	100,000	101,876
GTCR (AP) Finance, Inc., 8%, 5/15/2027 (n)		$220,000	225,077
Hartford Financial Services Group, Inc., 3.6%, 8/19/2049		102,000	113,141
Hub International Ltd., 5.625%, 12/01/2029 (n)		620,000	618,686
QBE Insurance Group Ltd., 2.5% to 9/13/2028, FLR (GBP Government Yield - 5yr. + 2.061%) to 9/13/2038	GBP	100,000	128,199
Willis North America, Inc., 3.875%, 9/15/2049		$250,000	273,525
			$3,354,924

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
International Market Quasi-Sovereign – 0.2%
Deutsche Bahn Finance GmbH (Federal Republic of Germany), 0.625%, 12/08/2050	EUR	75,000	$ 77,051
Electricite de France S.A., 1%, 11/29/2033		100,000	113,117
Electricite de France S.A., 2.875% to 3/15/2027, FLR (EUR Swap Rate - 5yr. + 3.373%) to 3/15/2031, FLR (EUR Swap Rate - 5yr. + 3.623%) to 3/15/2047, FLR (EUR Swap Rate - 5yr. + 4.373%) to 3/15/2070		200,000	232,100
Electricite de France S.A., 5.875% to 1/22/2029, FLR (GBP Swap Rate - 15yr. + 3.046%) to 1/22/2049, FLR (GBP Swap Rate - 15yr. + 3.796%) to 12/31/2165	GBP	100,000	147,056
La Banque Postale S.A. (Republic of France), 0.875% to 1/26/2026, FLR (EUR Swap Rate - 5yr. + 1.38%) to 1/26/2031	EUR	100,000	111,591
Landsbankinn Bank (Republic of Iceland), 0.375%, 5/23/2025		100,000	112,322
			$793,237
International Market Sovereign – 9.9%
Commonwealth of Australia, 3.25%, 6/21/2039	AUD	7,355,000	$ 6,100,994
Federal Republic of Germany, 1.25%, 8/15/2048	EUR	224,000	347,479
Federal Republic of Germany, Inflation Linked Bond, 0.5%, 4/15/2030		2,459,678	3,473,458
Government of Bermuda, 2.375%, 8/20/2030 (n)		$200,000	196,750
Government of Japan, 0.4%, 3/20/2036	JPY	115,600,000	1,044,598
Government of Japan, 2.4%, 3/20/2037		9,500,000	110,700
Government of Japan, 2.3%, 3/20/2040		554,250,000	6,538,517
Government of Japan, 0.6%, 9/20/2050		31,300,000	271,772
Government of Norway, 1.5%, 2/19/2026	NOK	9,300,000	1,034,519
Kingdom of Belgium, 0.4%, 6/22/2040 (n)	EUR	1,106,000	1,239,640
Kingdom of Spain, 1.25%, 10/31/2030 (n)		2,930,000	3,611,317
Kingdom of Spain, 1.85%, 7/30/2035		1,365,000	1,785,628
Republic of Cyprus, 0%, 2/09/2026		384,000	430,695
Republic of Cyprus, 0.625%, 1/21/2030		610,000	691,491
Republic of Italy, 0.5%, 7/15/2028		1,284,000	1,454,112
Republic of Italy, 0.6%, 8/01/2031 (n)		2,449,000	2,695,542
Republic of Italy, 1.65%, 3/01/2032		3,160,000	3,821,555
Republic of Italy, 1.7%, 9/01/2051		678,000	755,938
United Kingdom Treasury, 1.75%, 9/07/2037	GBP	358,000	528,836
United Kingdom Treasury, 1.75%, 1/22/2049		147,000	234,802
			$36,368,343
Leisure & Toys – 0.1%
Ubisoft Entertainment S.A., 0.878%, 11/24/2027	EUR	200,000	$ 223,973

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Local Authorities – 0.7%
Oslo kommune, 2.17%, 5/18/2029	NOK	3,000,000	$ 333,128
Province of Alberta, 4.5%, 12/01/2040	CAD	255,000	251,509
Province of British Columbia, 2.95%, 6/18/2050		115,000	95,961
Province of Ontario, 1.9%, 12/02/2051		2,837,000	1,868,051
			$2,548,649
Machinery & Tools – 0.3%
CNH Industrial Capital LLC, 1.875%, 1/15/2026		$251,000	$ 252,266
Sarens Finance Co. N.V., 5.75%, 2/21/2027	EUR	210,000	232,539
Terex Corp., 5%, 5/15/2029 (n)		$665,000	677,469
			$1,162,274
Major Banks – 1.1%
Australia and New Zealand Banking Group Ltd., 2.57%, 11/25/2035 (n)		$152,000	$ 146,535
Bank of America Corp., 3.5%, 4/19/2026		493,000	530,899
Bank of America Corp., 0.694% to 3/22/2030, FLR (EURIBOR - 3mo. + 0.79%) to 3/22/2031	EUR	110,000	123,067
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR + 1.32%) to 4/22/2032		$223,000	225,817
Barclays PLC, 1.125% to 3/22/2026, FLR (EUR Swap Rate - 5yr. + 1.55%) to 3/22/2031	EUR	100,000	112,526
Barclays PLC, 1.106%, 5/12/2032		100,000	112,829
Commonwealth Bank of Australia, 2.688%, 3/11/2031 (n)		$221,000	218,423
Credit Suisse Group AG, 3.091% to 5/14/2031, FLR (SOFR + 1.73%) to 5/14/2032 (n)		250,000	253,367
Erste Group Bank AG, 1% to 6/10/2025, FLR (EUR ICE Swap Rate - 5yr. + 1.3%) to 6/10/2030	EUR	100,000	113,774
Goldman Sachs Group, Inc., 2.383% to 7/21/2031, FLR (SOFR + 1.248%) to 7/21/2032		$135,000	132,461
HSBC Holdings PLC, 2.099% to 6/04/2025, FLR (SOFR + 1.929%) to 6/04/2026		238,000	239,490
HSBC Holdings PLC, 4.375%, 11/23/2026		269,000	294,156
JPMorgan Chase & Co., 2.95%, 10/01/2026		421,000	443,844
Mitsubishi UFJ Financial Group, Inc., 2.494% to 10/13/2031, FLR (CMT - 1yr. + 0.97%) to 10/13/2032		200,000	200,710
Morgan Stanley, 1.593% to 5/04/2026, FLR (SOFR + 0.879%) to 5/04/2027		183,000	180,935
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR + 3.12%) to 4/01/2031		119,000	129,922
Natwest Group PLC, 1.043% to 9/14/2027, FLR (EUR Swap Rate - 5yr. + 1.27%) to 9/14/2032	EUR	100,000	111,146
Nordea Bank Abp, 0.625% to 8/18/2026, FLR (EUR Swap Rate - 5yr. + 0.92%) to 8/18/2031		140,000	157,844

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Major Banks – continued
Standard Chartered PLC, 0.8% to 11/17/2028, FLR (EUR Swap Rate - 1yr. + 0.85%) to 11/17/2029	EUR	100,000	$ 112,445
Unicaja Banco S.A., 1% to 12/01/2025, FLR (EUR ICE Swap Rate - 1yr. + 1.15%) to 12/01/2026		100,000	113,189
Wells Fargo & Co., 2.125%, 9/24/2031	GBP	120,000	159,640
			$4,113,019
Medical & Health Technology & Services – 4.6%
180 Medical, Inc., 3.875%, 10/15/2029 (n)		$765,000	$ 751,199
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)		984,000	1,016,177
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)		480,000	490,800
Becton Dickinson Euro Finance S.à r.l., 1.213%, 2/12/2036	EUR	100,000	111,848
Becton Dickinson Euro Finance S.à r.l., 1.336%, 8/13/2041		100,000	109,971
Catalent, Inc., 3.125%, 2/15/2029 (n)		$1,297,000	1,236,625
Charles River Laboratories International, Inc., 3.75%, 3/15/2029 (n)		1,931,000	1,909,276
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)		380,000	406,421
CHS/Community Health Systems, Inc., 6.125%, 4/01/2030 (n)		945,000	904,837
DaVita, Inc., 4.625%, 6/01/2030 (n)		420,000	414,750
DaVita, Inc., 3.75%, 2/15/2031 (n)		938,000	869,737
Encompass Health Corp., 5.75%, 9/15/2025		410,000	416,663
HCA, Inc., 5.875%, 2/15/2026		795,000	890,837
HCA, Inc., 3.5%, 9/01/2030		1,045,000	1,087,819
HCA, Inc., 5.125%, 6/15/2039		103,000	127,047
HealthSouth Corp., 5.125%, 3/15/2023		204,000	204,000
IQVIA Holdings, Inc., 5%, 10/15/2026 (n)		710,000	725,975
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)		1,210,000	1,246,300
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)		210,000	206,741
MPH Acquisition Holdings LLC, 5.5%, 9/01/2028 (n)		410,000	397,130
New York Society for the Relief of the Ruptured & Crippled, 2.667%, 10/01/2050		300,000	293,465
ProMedica Toledo Hospital, “B”, AGM, 6.015%, 11/15/2048		142,000	211,558
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)		455,000	477,181
Syneos Health, Inc., 3.625%, 1/15/2029 (n)		1,166,000	1,148,732
Tenet Healthcare Corp., 6.125%, 10/01/2028 (n)		545,000	556,663
Thermo Fisher Scientific, Inc., 1.75%, 10/15/2028		137,000	134,695
US Acute Care Solutions LLC, 6.375%, 3/01/2026 (n)		470,000	481,162
			$16,827,609

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Medical Equipment – 0.4%
Mozart Debt Merger Sub, Inc., 5.25%, 10/01/2029 (n)		$550,000	$ 549,312
Teleflex, Inc., 4.625%, 11/15/2027		825,000	848,719
Thermo Fisher Scientific (Finance I) Co., 1.125%, 10/18/2033	EUR	100,000	115,015
Thermo Fisher Scientific (Finance I) Co., 2%, 10/18/2051		100,000	119,462
			$1,632,508
Metals & Mining – 2.9%
Anglo American Capital PLC, 5.625%, 4/01/2030 (n)		$209,000	$ 247,879
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)		760,000	792,300
Coeur Mining, Inc., 5.125%, 2/15/2029 (n)		1,110,000	1,060,272
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)		645,000	658,706
Eldorado Gold Corp., 6.25%, 9/01/2029 (n)		610,000	613,886
First Quantum Minerals Ltd., 6.875%, 3/01/2026 (n)		400,000	414,000
First Quantum Minerals Ltd., 6.875%, 10/15/2027 (n)		759,000	802,263
First Quantum Minerals Ltd., 6.875%, 10/15/2027		350,000	369,950
FMG Resources Ltd., 4.375%, 4/01/2031 (n)		790,000	800,475
Freeport-McMoRan, Inc., 4.375%, 8/01/2028		350,000	364,955
Freeport-McMoRan, Inc., 5.25%, 9/01/2029		550,000	594,000
Glencore Funding LLC, 2.85%, 4/27/2031 (n)		144,000	143,196
GrafTech Finance, Inc., 4.625%, 12/15/2028 (n)		490,000	495,978
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)		1,009,000	988,245
Kaiser Aluminum Corp., 4.5%, 6/01/2031 (n)		415,000	403,069
Novelis Corp., 3.25%, 11/15/2026 (n)		275,000	274,761
Novelis Corp., 4.75%, 1/30/2030 (n)		630,000	636,098
Novelis Corp., 3.875%, 8/15/2031 (n)		330,000	318,450
Novelis Sheet Ingot GmbH, 3.375%, 4/15/2029 (n)	EUR	350,000	402,913
Petra Diamonds US$ Treasury PLC, 10.5%, (0% cash or 10.5% PIK) 3/08/2026 (n)(p)		$231,252	238,190
			$10,619,586
Midstream – 3.5%
AI Candelaria Spain SLU, 7.5%, 12/15/2028 (n)		$360,000	$ 379,390
Cheniere Energy Partners LP, 4.5%, 10/01/2029		445,000	467,750
Cheniere Energy, Inc., 4%, 3/01/2031 (n)		1,165,000	1,188,300
DT Midstream, Inc., 4.125%, 6/15/2029 (n)		519,000	515,756
DT Midstream, Inc., 4.375%, 6/15/2031 (n)		879,000	873,506
EnLink Midstream Partners LP, 5.625%, 1/15/2028 (n)		461,000	472,525
EQM Midstream Partners LP, 6%, 7/01/2025 (n)		167,000	177,495
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)		111,000	119,880
EQM Midstream Partners LP, 5.5%, 7/15/2028		1,735,000	1,839,100
EQM Midstream Partners LP, 4.5%, 1/15/2029 (n)		310,000	307,675
Galaxy Pipeline Assets Bidco Ltd., 1.75%, 9/30/2027 (n)		301,425	302,616

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Midstream – continued
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	$270,700	$ 260,723
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	805,000	830,076
Peru LNG, 5.375%, 3/22/2030	518,000	441,206
Plains All American Pipeline LP/PAA Finance Corp., 3.55%, 12/15/2029	227,000	235,226
Sabine Pass Liquefaction LLC, 4.2%, 3/15/2028	183,000	200,785
Sabine Pass Liquefaction LLC, 4.5%, 5/15/2030	193,000	218,329
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	1,305,000	1,445,522
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031	460,000	493,350
Targa Resources Partners LP/Targa Resources Finance Corp., 4%, 1/15/2032 (n)	260,000	268,585
Venture Global Calcasieu Pass LLC, 3.875%, 8/15/2029 (n)	495,000	497,054
Venture Global Calcasieu Pass LLC, 4.125%, 8/15/2031 (n)	495,000	506,217
Western Midstream Operating LP, 5.3%, 2/01/2030	570,000	613,491
Western Midstream Operation LP, 4.65%, 7/01/2026	215,000	229,513
Western Midstream Operation LP, 5.5%, 8/15/2048	175,000	202,125
		$13,086,195
Mortgage-Backed – 1.3%
Fannie Mae, 6.5%, 4/01/2032 - 1/01/2033	$17,898	$ 20,297
Fannie Mae, 5.5%, 7/01/2033 - 7/01/2035	73,368	83,357
Fannie Mae, 6%, 8/01/2034 - 2/01/2037	42,228	49,266
Fannie Mae, 3.5%, 12/01/2047 - 5/01/2049	111,678	120,565
Fannie Mae, UMBS, 2.5%, 7/01/2050	50,509	52,434
Fannie Mae, UMBS, 3%, 12/01/2051	41,062	42,797
Freddie Mac, 0.263%, 2/25/2025 (i)	38,000,000	200,074
Freddie Mac, 1.481%, 3/25/2027 (i)	448,000	30,538
Freddie Mac, 0.26%, 2/25/2028 (i)	36,576,000	360,548
Freddie Mac, 0.427%, 2/25/2028 (i)	15,572,000	305,671
Freddie Mac, 0.249%, 4/25/2028 (i)	15,983,000	148,068
Freddie Mac, 1.218%, 7/25/2029 (i)	1,888,208	140,604
Freddie Mac, 1.915%, 4/25/2030 (i)	845,640	116,389
Freddie Mac, 1.985%, 4/25/2030 (i)	731,897	104,610
Freddie Mac, 1.766%, 5/25/2030 (i)	896,340	115,639
Freddie Mac, 1.796%, 5/25/2030 (i)	2,034,877	282,503
Freddie Mac, 1.436%, 6/25/2030 (i)	821,458	86,344
Freddie Mac, 1.704%, 8/25/2030 (i)	719,995	91,260
Freddie Mac, 1.263%, 9/25/2030 (i)	455,646	43,159
Freddie Mac, 1.172%, 11/25/2030 (i)	901,677	80,195
Freddie Mac, 0.423%, 1/25/2031 (i)	3,189,871	83,663

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 0.625%, 3/25/2031 (i)		$3,762,304	$ 161,623
Freddie Mac, 1.039%, 7/25/2031 (i)		670,491	56,058
Freddie Mac, 0.536%, 9/25/2031 (i)		2,699,427	132,762
Freddie Mac, 6%, 8/01/2034		30,166	34,708
Ginnie Mae, 2.5%, 8/20/2051		148,026	152,266
Ginnie Mae, TBA, 3.5%, 12/15/2051		100,000	104,445
UMBS, TBA, 2%, 12/16/2036 - 7/25/2051		650,000	649,755
UMBS, TBA, 2.5%, 12/25/2036 - 7/25/2051		300,000	307,503
UMBS, TBA, 3.5%, 12/13/2051		25,000	26,283
UMBS, TBA, 3%, 12/25/2051 - 1/13/2052		325,000	337,207
UMBS, TBA, 4%, 12/25/2051		150,000	159,844
			$4,680,435
Municipals – 0.5%
Massachusetts Educational Financing Authority, Education Loan Subordinate Rev., “A”, 2.641%, 7/01/2037		$150,000	$ 152,620
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040		215,000	238,305
New Jersey Economic Development Authority State Pension Funding Rev., “A”, NPFG, 7.425%, 2/15/2029		499,000	634,204
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, 5.45%, 8/15/2028		346,000	390,645
Oklahoma Development Finance Authority, Health System Rev. (OU Medicine Project), “C”, AGM, 4.65%, 8/15/2030		221,000	260,190
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022		85,000	87,125
State of Florida, “A”, 2.154%, 7/01/2030		259,000	260,295
			$2,023,384
Natural Gas - Distribution – 0.1%
Boston Gas Co., 3.15%, 8/01/2027 (n)		$198,000	$ 207,078
National Grid PLC, 1.125%, 1/14/2033	GBP	100,000	120,028
NiSource, Inc., 3.6%, 5/01/2030		$92,000	98,831
			$425,937
Natural Gas - Pipeline – 0.1%
APT Pipelines Ltd., 0.75%, 3/15/2029	EUR	110,000	$ 122,020
APT Pipelines Ltd., 1.25%, 3/15/2033		200,000	220,021
APT Pipelines Ltd., 2.5%, 3/15/2036	GBP	100,000	132,507
			$474,548

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Network & Telecom – 0.4%
AT&T, Inc., 3.5%, 9/15/2053		$184,000	$ 185,861
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)		490,000	461,213
Iliad Holding S.A.S., 7%, 10/15/2028 (n)		767,000	783,889
Verizon Communications, Inc., 2.1%, 3/22/2028		86,000	85,776
Verizon Communications, Inc., 2.355%, 3/15/2032 (n)		135,000	133,623
			$1,650,362
Oil Services – 0.3%
Guara Norte S.à r.l., 5.198%, 6/15/2034 (n)		$196,458	$ 186,661
Halliburton Co., 5%, 11/15/2045		74,000	90,580
MV24 Capital B.V., 6.748%, 6/01/2034		527,580	538,527
Solaris Midstream Holding LLC, 7.625%, 4/01/2026 (n)		355,000	371,053
			$1,186,821
Oils – 0.6%
Neste Oyj, 1.5%, 6/07/2024	EUR	100,000	$ 116,642
Neste Oyj, 0.75%, 3/25/2028		200,000	226,169
Parkland Corp., 4.625%, 5/01/2030 (n)		$865,000	852,605
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025		465,000	310,969
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028		400,000	238,600
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)		355,000	405,391
Valero Energy Corp., 2.8%, 12/01/2031		67,000	65,933
			$2,216,309
Other Banks & Diversified Financials – 0.9%
Bangkok Bank Public Co. Ltd., 3.733%, 9/25/2034		$750,000	$ 768,578
Bank Hapoalim B.M., 3.255% to 1/21/2027, FLR (CMT - 5yr. + 2.155%) to 1/21/2032 (n)		200,000	198,944
Banque Federative du Credit Mutuel S.A., 1.125%, 11/19/2031	EUR	100,000	111,438
Belfius Bank S.A., 1.25% to 4/6/2029, FLR (EUR Swap Rate - 5yr. + 1.3%) to 4/06/2034		100,000	111,166
BPCE S.A., 2.5% to 11/30/2027, FLR (GBP Swap Rate - 5yr. + 1.83%) to 11/30/2032	GBP	100,000	132,903
Commercial Bank P.S.Q.C., 4.5%, 9/03/2169		$272,000	274,886
Deutsche Bank AG, 1.875% to 12/22/2027, FLR (SONIA + 1.634%) to 12/22/2028	GBP	100,000	130,122
Deutsche Bank AG, 1.375% to 2/17/2031, FLR (EURIBOR - 3mo. + 1.5%) to 2/17/2032	EUR	100,000	113,613
Groupe BPCE S.A., 4.5%, 3/15/2025 (n)		$250,000	270,072
Groupe des Assurances du Credit Mutuel, 1.875%, 4/21/2042	EUR	100,000	113,664
Intesa Sanpaolo S.p.A., 2.625%, 3/11/2036	GBP	150,000	197,215
UBS AG, 5.125%, 5/15/2024		$447,000	479,966

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Other Banks & Diversified Financials – continued
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024		$269,000	$ 274,784
Virgin Money UK PLC, 5.125% to 12/11/2025, FLR (GBP Government Yield - 5yr. + 5.25%) to 12/11/2030	GBP	200,000	288,033
			$3,465,384
Personal Computers & Peripherals – 0.3%
NCR Corp., 5%, 10/01/2028 (n)		$815,000	$ 823,150
NCR Corp., 5.125%, 4/15/2029 (n)		390,000	394,114
			$1,217,264
Pharmaceuticals – 1.6%
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)		$1,288,000	$ 1,300,880
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)		1,095,000	973,762
Bausch Health Companies, Inc., 5%, 2/15/2029 (n)		485,000	415,887
Endo Luxembourg Finance Co I S.à r.l., 6.125%, 4/01/2029 (n)		365,000	357,536
Jazz Securities DAC, 4.375%, 1/15/2029 (n)		960,000	978,067
Organon Finance 1 LLC, 4.125%, 4/30/2028 (n)		700,000	698,393
Organon Finance 1 LLC, 5.125%, 4/30/2031 (n)		675,000	689,344
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)		380,000	383,103
			$5,796,972
Pollution Control – 0.6%
GFL Environmental, Inc., 4%, 8/01/2028 (n)		$960,000	$ 931,277
GFL Environmental, Inc., 4.75%, 6/15/2029 (n)		215,000	214,972
GFL Environmental, Inc., 4.375%, 8/15/2029 (n)		280,000	272,395
Stericycle, Inc., 3.875%, 1/15/2029 (n)		750,000	731,250
			$2,149,894
Precious Metals & Minerals – 0.3%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)		$745,000	$ 722,397
Taseko Mines Ltd., 7%, 2/15/2026 (n)		420,000	426,300
			$1,148,697
Printing & Publishing – 0.2%
Cimpress N.V., 7%, 6/15/2026 (n)		$740,000	$ 764,975
Railroad & Shipping – 0.3%
Canadian Pacific Railway Co., 2.45%, 12/02/2031		$111,000	$ 112,355
Wabtec Transportation Netherlands B.V., 1.25%, 12/03/2027	EUR	200,000	229,482
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)		$655,000	686,348
			$1,028,185

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Real Estate - Office – 0.1%
Corporate Office Property LP, REIT, 2.25%, 3/15/2026		$149,000	$ 150,782
Corporate Office Property LP, REIT, 2%, 1/15/2029		52,000	50,330
Corporate Office Property LP, REIT, 2.75%, 4/15/2031		109,000	109,294
			$310,406
Real Estate - Other – 0.6%
EPR Properties, REIT, 3.6%, 11/15/2031		$89,000	$ 89,240
InterMed Holdings Ltd., 5.875%, 10/01/2028 (n)		820,000	845,416
Lexington Realty Trust Co., 2.7%, 9/15/2030		195,000	196,165
Sun Communities, Inc., 2.7%, 7/15/2031		66,000	66,103
W.P. Carey, Inc., REIT, 2.4%, 2/01/2031		282,000	279,064
XHR LP, REIT, 4.875%, 6/01/2029 (n)		640,000	644,800
			$2,120,788
Real Estate - Retail – 0.2%
Brixmor Operating Partnership LP, REIT, 4.05%, 7/01/2030		$45,000	$ 49,441
Hammerson Ireland Finance DAC, 1.75%, 6/03/2027	EUR	100,000	111,961
Regency Centers Corp., 3.7%, 6/15/2030		$153,000	167,219
STORE Capital Corp., REIT, 2.75%, 11/18/2030		313,000	314,674
			$643,295
Retailers – 0.8%
Asbury Automotive Group, Inc., 4.625%, 11/15/2029 (n)		$364,000	$ 366,299
Bath & Body Works, Inc., 5.25%, 2/01/2028		1,435,000	1,539,037
Home Depot, Inc., 3%, 4/01/2026		166,000	176,756
Kohl's Corp., 3.375%, 5/01/2031		125,000	128,576
Nordstrom, Inc., 4.25%, 8/01/2031		106,000	101,490
Victoria's Secret & Co., 4.625%, 7/15/2029 (n)		610,000	602,229
			$2,914,387
Specialty Chemicals – 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)		$637,000	$ 665,665
Specialty Stores – 0.8%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)		$555,000	$ 549,039
Magic Mergeco, Inc., 5.25%, 5/01/2028 (n)		370,000	366,071
Magic Mergeco, Inc., 7.875%, 5/01/2029 (n)		445,000	441,663
Penske Automotive Group Co., 3.75%, 6/15/2029		840,000	819,063
PetSmart, Inc./PetSmart Finance Corp., 4.75%, 2/15/2028 (n)		250,000	253,026
PetSmart, Inc./PetSmart Finance Corp., 7.75%, 2/15/2029 (n)		500,000	534,375
			$2,963,237

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Supermarkets – 0.5%
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)		$825,000	$ 855,236
Albertsons Cos. LLC/Safeway, Inc., 3.5%, 3/15/2029 (n)		540,000	535,167
Auchan Holding S.A., 3.25%, 7/23/2027	EUR	100,000	127,576
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	262,000	215,425
			$1,733,404
Supranational – 0.9%
European Financial Stability Facility, 1.45%, 9/05/2040	EUR	326,000	$ 444,432
European Union, 0%, 7/04/2035		970,000	1,073,104
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	210,000	164,092
West African Development Bank, 4.7%, 10/22/2031		$200,000	216,920
West African Development Bank, 4.7%, 10/22/2031 (n)		1,055,000	1,144,253
West African Development Bank, 2.75%, 1/22/2033	EUR	100,000	118,513
			$3,161,314
Telecommunications - Wireless – 2.2%
Altice France S.A., 6%, 2/15/2028 (n)		$855,000	$ 798,356
American Tower Corp., REIT, 4%, 6/01/2025		186,000	199,891
American Tower Corp., REIT, 2.75%, 1/15/2027		81,000	83,713
Cellnex Finance Co. S.A., 2%, 2/15/2033	EUR	500,000	540,960
Crown Castle International Corp., 1.35%, 7/15/2025		$99,000	97,997
Crown Castle International Corp., 3.7%, 6/15/2026		157,000	168,643
Millicom International Cellular S.A., 5.125%, 1/15/2028		635,400	652,874
Rogers Communications, Inc., 3.7%, 11/15/2049		106,000	111,424
SBA Communications Corp., 3.875%, 2/15/2027		1,071,000	1,096,252
SBA Communications Corp., 3.125%, 2/01/2029 (n)		1,025,000	973,750
Sprint Capital Corp., 6.875%, 11/15/2028		920,000	1,135,804
Sprint Corp., 7.125%, 6/15/2024		275,000	308,146
Sprint Corp., 7.625%, 3/01/2026		1,235,000	1,458,844
T-Mobile USA, Inc., 3.5%, 4/15/2025		189,000	199,931
Vodafone Group PLC, 3.375%, 8/08/2049	GBP	100,000	156,408
			$7,982,993
Telephone Services – 0.0%
TELUS Corp., 2.85%, 11/13/2031	CAD	225,000	$ 173,571
Tobacco – 0.2%
B.A.T. International Finance PLC, 2.25%, 6/26/2028	GBP	100,000	$ 130,883
Vector Group Ltd., 10.5%, 11/01/2026 (n)		$350,000	360,379
Vector Group Ltd., 5.75%, 2/01/2029 (n)		355,000	337,694
			$828,956

Portfolio of Investments – continued
Issuer		Shares/Par	Value ($)
Bonds – continued
Transportation - Services – 0.3%
Arena Luxembourg Finance S.à r.l., 1.875%, 2/01/2028	EUR	390,000	$ 412,965
Element Fleet Management Corp., 1.6%, 4/06/2024 (n)		$261,000	262,231
ERAC USA Finance LLC, 7%, 10/15/2037 (n)		120,000	178,275
Q-Park Holding I B.V., 2%, 3/01/2027	EUR	380,000	407,643
			$1,261,114
U.S. Treasury Obligations – 12.0%
U.S. Treasury Bonds, 2.25%, 8/15/2049		$115,500	$ 126,973
U.S. Treasury Bonds, 2.375%, 11/15/2049		12,262,000	13,846,481
U.S. Treasury Notes, 2.375%, 5/15/2029		12,609,000	13,500,988
U.S. Treasury Notes, 1.125%, 8/15/2040 (f)		15,375,000	13,593,662
U.S. Treasury Notes, TIPS, 0.125%, 1/15/2031		2,801,948	3,133,402
			$44,201,506
Utilities - Electric Power – 3.5%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)		$1,081,000	$ 1,162,183
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)		181,000	185,741
American Transmission Systems, Inc., 2.65%, 1/15/2032 (n)		24,000	24,244
Bruce Power LP, 2.68%, 12/21/2028	CAD	200,000	157,263
Calpine Corp., 4.5%, 2/15/2028 (n)		$665,000	661,379
Calpine Corp., 5.125%, 3/15/2028 (n)		1,435,000	1,420,593
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)		285,000	299,250
Clearway Energy Operating LLC, 3.75%, 2/15/2031 (n)		1,735,000	1,714,909
ContourGlobal Power Holdings S.A., 2.75%, 1/01/2026 (n)	EUR	280,000	311,324
Duke Energy Corp., 2.55%, 6/15/2031		$204,000	203,013
E.CL S.A., 4.5%, 1/29/2025		300,000	320,025
Enel Finance International N.V., 3.5%, 4/06/2028 (n)		200,000	216,042
Enel Finance International N.V., 0.875%, 9/28/2034	EUR	110,000	122,259
Enel S.p.A., 2.25% to 3/10/2027, FLR (EUR Swap Rate - 5yr. + 2.679%) to 3/10/2032, FLR (EUR Swap Rate - 5yr. + 2.929%) to 3/10/2047, FLR (EUR Swap Rate - 5yr. + 3.679%) to 3/10/2070		100,000	116,396
Enel S.p.A., 1.875% to 9/08/2030, FLR (EUR Swap Rate - 5yr. + 2.011%) to 9/08/2035, FLR (EUR Swap Rate - 5yr. + 2.261%) to 9/08/2050, FLR (EUR Swap Rate - 5yr. + 3.011%) to 3/08/2170		150,000	164,486
Iberdrola Finanzas, S.A.U., 1.575% to 11/16/2027, FLR (EUR Swap Rate - 5yr. + 1.676%) to 11/16/2032, FLR (EUR Swap Rate - 5yr. + 1.926%) to 11/16/2047, FLR (EUR Swap Rate - 5yr. + 2.676%) to 11/16/2170		100,000	112,693
Investment Energy Resources Ltd., 6.25%, 4/26/2029 (n)		$200,000	208,280
Jersey Central Power & Light Co., 2.75%, 3/01/2032 (n)		98,000	99,886
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)		280,000	270,200

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Utilities - Electric Power – continued
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	$592,000	$ 571,280
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	515,000	526,840
NextEra Energy, Inc., 4.25%, 9/15/2024 (n)	102,000	106,516
NextEra Energy, Inc., 4.5%, 9/15/2027 (n)	485,000	513,193
Southern California Edison Co., 3.65%, 2/01/2050	104,000	111,607
Star Energy Geothermal (Wayang Windu) Ltd., 6.75%, 4/24/2033 (n)	758,185	837,946
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	430,000	438,600
TerraForm Power Operating LLC, 5%, 1/31/2028 (n)	980,000	1,019,200
TerraForm Power Operating LLC, 4.75%, 1/15/2030 (n)	545,000	553,040
Virginia Electric & Power Co., 3.5%, 3/15/2027	375,000	404,039
WEC Energy Group, Inc., 1.8%, 10/15/2030	37,000	35,179
		$12,887,606
Total Bonds (Identified Cost, $459,958,390)		$ 456,498,887
Common Stocks – 0.6%
Construction – 0.0%
ICA Tenedora, S.A. de C.V. (a)(u)	110,829	$ 87,867
Energy - Independent – 0.0%
Frontera Energy Corp. (a)	16,354	$ 87,658
Oil Services – 0.1%
LTRI Holdings LP (a)(u)	615	$ 176,868
Precious Metals & Minerals – 0.0%
Petra Diamonds Ltd. (a)	66,215	$ 70,189
Special Products & Services – 0.5%
iShares iBoxx $ High Yield Corporate Bond ETF	19,500	$ 1,669,980
Total Common Stocks (Identified Cost, $3,397,659)		$ 2,092,562

Portfolio of Investments – continued
Issuer	Strike Price	First Exercise	Shares/Par	Value ($)
Warrants – 0.0%
Forest & Paper Products – 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$11.50	8/24/18	274	$ 3
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	13.23	8/24/18	274	3
				$6
Other Banks & Diversified Financials – 0.0%
Avation Capital S.A. (1 share for 1 warrant, Expiration 10/31/26) (a)(u)	GBP 1.14	3/16/21	6,125	$ 807
Total Warrants (Identified Cost, $0)				$ 813

Investment Companies (h) – 1.9%
Money Market Funds – 1.9%
MFS Institutional Money Market Portfolio, 0.05% (v) (Identified Cost, $6,871,350)	6,871,350	$ 6,871,350

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Other – 0.1%
U.S. Treasury 10 yr - Interest Rate Swap - Fund pays 1.75%, Fund receives FLR (3-month LIBOR) – September 2022 (Premiums Paid, $173,865)	Put	Merrill Lynch International	$ 20,100,000	$ 20,100,000	$468,940

Other Assets, Less Liabilities – (26.3)%	(96,965,550)
Net Assets – 100.0%	$368,967,002

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $6,871,350 and $459,061,202, respectively.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $247,389,218, representing 67.0% of net assets.

Portfolio of Investments – continued
(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025	2/12/20-3/11/20	$271,043	$144,550
MF1 CLO Ltd., 2020-FL3, “AS”, FLR, 3.012% (LIBOR - 1mo. + 2.85%), 7/15/2035	6/12/20	428,000	433,611
Paysafe Finance PLC, 4%, 6/15/2029	6/10/21-9/09/21	656,333	608,850
Total Restricted Securities			$1,187,011
% of Net assets			0.3%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
NPFG	National Public Finance Guarantee Corp.
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security
UMBS	Uniform Mortgage-Backed Security
Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Yuan Renminbi (Offshore)
CNY	China Yuan Renminbi
CZK	Czech Koruna

Portfolio of Investments – continued
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwan Dollar
UYU	Uruguayan Peso
ZAR	South African Rand
Derivative Contracts at 11/30/21
Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
BRL	557,784	USD	97,090	Banco Santander S.A	3/03/2022	$109
BRL	2,599,000	USD	450,420	Citibank N.A.	12/02/2021	11,883
CNH	5,770,000	USD	897,149	BNP Paribas S.A.	1/14/2022	6,186
CNH	2,400,000	USD	372,719	Brown Brothers Harriman	1/14/2022	3,019
CNH	1,000,000	USD	154,290	HSBC Bank	1/14/2022	2,268
CNH	9,548,000	USD	1,487,732	JPMorgan Chase Bank N.A.	1/14/2022	7,076
EUR	1,430,023	USD	1,621,121	Goldman Sachs International	1/14/2022	3,413
EUR	64,077	USD	72,368	NatWest Markets PLC	1/14/2022	424
JPY	119,549,073	USD	1,047,618	Deutsche Bank AG	1/14/2022	10,896
JPY	167,142,000	USD	1,475,586	Goldman Sachs International	1/14/2022	4,327
JPY	5,888,541	USD	51,749	UBS AG	1/14/2022	389
USD	7,455,041	AUD	10,217,213	Citibank N.A.	1/14/2022	167,677
USD	1,166,921	AUD	1,565,040	Deutsche Bank AG	1/14/2022	50,667
USD	2,374,263	AUD	3,243,084	HSBC Bank	1/14/2022	61,154
USD	1,353,598	AUD	1,826,932	Merrill Lynch International	1/14/2022	50,550
USD	820,665	AUD	1,098,672	State Street Bank Corp.	1/14/2022	37,044
USD	487,708	BRL	2,708,000	BNP Paribas S.A.	12/02/2021	6,016
USD	462,463	BRL	2,599,000	Citibank N.A.	12/02/2021	160
USD	2,958,265	BRL	16,194,135	Goldman Sachs International	12/02/2021	77,695
USD	2,856,441	BRL	16,303,135	Merrill Lynch International	3/03/2022	15,474
USD	2,900,966	BRL	16,303,135	Merrill Lynch International	12/02/2021	1,006
USD	4,452,138	CAD	5,594,482	Citibank N.A.	1/14/2022	70,614
USD	1,287,670	CAD	1,604,993	Deutsche Bank AG	1/14/2022	30,661
USD	1,336,312	CAD	1,655,000	Goldman Sachs International	1/14/2022	40,137
USD	2,327,689	CAD	2,882,346	HSBC Bank	1/14/2022	70,274
USD	1,066,528	CAD	1,324,000	JPMorgan Chase Bank N.A.	1/14/2022	29,589
USD	56,342,053	EUR	48,686,252	Citibank N.A.	1/14/2022	1,033,527
USD	7,368,016	EUR	6,344,586	Deutsche Bank AG	1/14/2022	160,443

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives - continued
USD	125,029	EUR	107,804	Goldman Sachs International	1/14/2022	$2,561
USD	316,016	EUR	272,107	JPMorgan Chase Bank N.A.	1/14/2022	6,897
USD	353,956	EUR	306,279	Merrill Lynch International	1/14/2022	6,018
USD	6,745,510	EUR	5,806,000	State Street Bank Corp.	1/14/2022	149,782
USD	1,859,150	EUR	1,602,086	UBS AG	1/14/2022	39,149
USD	1,448,217	GBP	1,071,000	Credit Suisse Group	1/14/2022	22,621
USD	2,944,081	GBP	2,166,246	Deutsche Bank AG	1/14/2022	60,613
USD	5,929,210	GBP	4,360,117	JPMorgan Chase Bank N.A.	1/14/2022	125,505
USD	4,459,065	JPY	496,226,030	Citibank N.A.	1/14/2022	65,369
USD	300,967	KRW	354,975,000	Barclays Bank PLC	2/11/2022	2,406
USD	1,858,993	KRW	2,175,748,350	Goldman Sachs International	12/13/2021	27,784
USD	144,142	NOK	1,220,000	Goldman Sachs International	1/14/2022	9,296
USD	3,741,637	NOK	32,069,000	JPMorgan Chase Bank N.A.	1/14/2022	197,052
USD	1,469,539	NZD	2,067,000	Citibank N.A.	1/14/2022	59,397
USD	2,132,275	NZD	3,105,000	Goldman Sachs International	1/14/2022	13,993
USD	394,510	NZD	556,000	State Street Bank Corp.	1/14/2022	15,198
USD	737,199	PLN	2,912,000	JPMorgan Chase Bank N.A.	1/14/2022	30,242
USD	368,440	SEK	3,219,000	Deutsche Bank AG	1/14/2022	10,781
USD	6,015,980	SEK	52,415,698	JPMorgan Chase Bank N.A.	1/14/2022	192,149
USD	1,464,286	TWD	40,512,000	JPMorgan Chase Bank N.A.	2/18/2022	7,323
USD	195,737	ZAR	3,000,779	Brown Brothers Harriman	1/14/2022	8,192
USD	2,433,745	ZAR	37,488,674	Merrill Lynch International	1/14/2022	90,755
						$3,095,761
Liability Derivatives
AUD	1,636,000	USD	1,231,144	Brown Brothers Harriman	1/14/2022	$(64,277)
AUD	8,123,748	USD	5,952,337	Deutsche Bank AG	1/14/2022	(158,125)
AUD	2,463,305	USD	1,807,337	UBS AG	1/14/2022	(50,399)
BRL	2,708,000	USD	481,859	BNP Paribas S.A.	12/02/2021	(167)
BRL	16,194,135	USD	2,881,570	Goldman Sachs International	12/02/2021	(999)
BRL	16,303,135	USD	2,919,093	Merrill Lynch International	12/02/2021	(19,134)
CAD	2,290,756	USD	1,853,808	Deutsche Bank AG	1/14/2022	(59,718)
CAD	1,067,757	USD	865,277	HSBC Bank	1/14/2022	(29,024)
CAD	218,000	USD	175,520	Merrill Lynch International	1/14/2022	(4,785)
CAD	4,861,000	USD	3,949,501	State Street Bank Corp.	1/14/2022	(142,430)
CAD	922,000	USD	745,918	UBS AG	1/14/2022	(23,820)
CLP	602,285,000	USD	735,211	Goldman Sachs International	2/18/2022	(13,527)
CZK	37,155,000	USD	1,681,188	Citibank N.A.	1/14/2022	(30,759)
CZK	4,490,000	USD	202,838	UBS AG	1/14/2022	(3,391)
EUR	225,000	USD	260,810	Citibank N.A.	1/14/2022	(5,205)
EUR	509,000	USD	579,703	Credit Suisse Group	1/14/2022	(1,469)
EUR	3,974,322	USD	4,565,860	Deutsche Bank AG	1/14/2022	(50,953)
EUR	338,471	USD	392,274	Goldman Sachs International	1/14/2022	(7,764)
EUR	2,177,868	USD	2,531,554	HSBC Bank	1/14/2022	(57,454)
EUR	1,175,839	USD	1,366,055	JPMorgan Chase Bank N.A.	1/14/2022	(30,279)
EUR	1,267,000	USD	1,483,393	Merrill Lynch International	1/14/2022	(44,056)

Portfolio of Investments – continued
Forward Foreign Currency Exchange Contracts - continued
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives - continued
EUR	3,237,000	USD	3,788,342	State Street Bank Corp.	1/14/2022	$(111,048)
EUR	2,456,790	USD	2,848,252	UBS AG	1/14/2022	(57,293)
GBP	234,027	USD	317,093	Brown Brothers Harriman	1/14/2022	(5,582)
GBP	1,839,644	USD	2,509,929	Deutsche Bank AG	1/14/2022	(61,200)
GBP	133,000	USD	181,005	JPMorgan Chase Bank N.A.	1/14/2022	(3,970)
GBP	108,459	USD	149,038	Merrill Lynch International	1/14/2022	(4,669)
HUF	53,117,000	USD	170,943	Goldman Sachs International	1/14/2022	(5,852)
HUF	230,295,000	USD	737,681	State Street Bank Corp.	1/14/2022	(21,909)
HUF	59,883,000	USD	192,749	UBS AG	1/14/2022	(6,629)
KRW	523,707,000	USD	442,245	Barclays Bank PLC	12/13/2021	(1,470)
MXN	38,940,393	USD	1,855,133	Goldman Sachs International	1/14/2022	(54,449)
NOK	33,385,486	USD	3,887,141	Deutsche Bank AG	1/14/2022	(197,045)
NZD	2,132,752	USD	1,497,170	Goldman Sachs International	1/14/2022	(42,171)
NZD	491,000	USD	353,486	State Street Bank Corp.	1/14/2022	(18,517)
PLN	2,913,000	USD	731,873	Citibank N.A.	1/14/2022	(24,673)
SEK	16,830,000	USD	1,930,934	Barclays Bank PLC	1/14/2022	(60,977)
SEK	19,725,000	USD	2,253,014	Goldman Sachs International	1/14/2022	(61,398)
SEK	500,000	USD	58,441	JPMorgan Chase Bank N.A.	1/14/2022	(2,887)
THB	48,170,000	USD	1,471,424	JPMorgan Chase Bank N.A.	2/18/2022	(41,638)
THB	62,548,000	USD	1,910,855	JPMorgan Chase Bank N.A.	3/17/2022	(54,413)
TRY	219,000	USD	23,443	Merrill Lynch International	1/14/2022	(7,756)
USD	3,489,379	CAD	4,470,000	Merrill Lynch International	1/14/2022	(11,466)
USD	2,715,795	CNH	17,700,000	BNP Paribas S.A.	1/14/2022	(55,268)
USD	7,076,159	CNH	46,093,000	HSBC Bank	1/14/2022	(140,033)
USD	762,059	CNH	4,951,000	JPMorgan Chase Bank N.A.	12/13/2021	(15,021)
USD	756,321	CNH	4,940,000	State Street Bank Corp.	12/17/2021	(18,791)
USD	1,258,009	EUR	1,109,186	Deutsche Bank AG	1/14/2022	(2,047)
USD	110,207	EUR	97,799	Goldman Sachs International	1/14/2022	(895)
USD	112,147	EUR	99,941	UBS AG	1/14/2022	(1,387)
USD	1,404,424	JPY	160,000,000	Barclays Bank PLC	1/14/2022	(12,252)
USD	470,278	JPY	53,622,035	Deutsche Bank AG	1/14/2022	(4,504)
USD	11,879	JPY	1,348,678	Goldman Sachs International	1/14/2022	(62)
USD	921,576	JPY	105,169,871	HSBC Bank	1/14/2022	(9,622)
USD	676,636	JPY	77,214,000	State Street Bank Corp.	1/14/2022	(7,035)
USD	1,168,773	JPY	133,086,258	UBS AG	1/14/2022	(9,602)
USD	377,311	KRW	448,729,000	Citibank N.A.	12/13/2021	(359)
USD	365,712	TWD	10,188,000	Barclays Bank PLC	1/21/2022	(671)
USD	1,134,349	TWD	31,578,000	JPMorgan Chase Bank N.A.	1/21/2022	(1,265)
						$(1,933,561)

Portfolio of Investments – continued
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
Long Gilt 10 yr	Long	GBP	24	$4,030,706	March – 2022	$46,520
U.S. Treasury Bond	Long	USD	49	7,944,125	March – 2022	198,071
						$244,591
Liability Derivatives
Interest Rate Futures
Canadian Treasury Bond 10 yr	Short	CAD	83	$9,171,615	March – 2022	$(82,778)
Euro-Bobl 5 yr	Long	EUR	63	9,681,250	December – 2021	(5,225)
Euro-Bund 10 yr	Short	EUR	62	12,120,059	December – 2021	(61,327)
Euro-Buxl 30 yr	Short	EUR	13	3,215,809	December – 2021	(63,674)
Japan Government Bond 10 yr	Short	JPY	6	8,065,113	December – 2021	(5,919)
U.S. Treasury Note 10 yr	Short	USD	264	34,534,500	March – 2022	(473,266)
U.S. Treasury Note 2 yr	Short	USD	40	8,749,375	March – 2022	(19,766)
U.S. Treasury Note 5 yr	Short	USD	226	27,436,047	March – 2022	(226,798)
U.S. Treasury Ultra Bond	Short	USD	38	7,621,375	March – 2022	(319,876)
U.S. Treasury Ultra Note 10 yr	Short	USD	123	18,067,547	March – 2022	(393,694)
						$(1,652,323)

Portfolio of Investments – continued
Uncleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Credit Default Swaps
12/20/26	EUR	124,000	Goldman Sachs International	5.00%/Quarterly	(1)	$(150)	$27,323	$27,173
12/20/31	EUR	150,000	Barclays Bank PLC	1.00%/Quarterly	(2)	(1,032)	1,645	613
						$(1,182)	$28,968	$27,786
(1)	Fund, as protection seller, to pay notional amount upon a defined credit event Glencore Funding LLC, 1.875%, 9/13/23 a BBB+ rated bond. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event Daimler Finance North America LLC, 1.4%, 1/12/24 a A- rated bond. The fund entered into the contract to gain issuer exposure.
The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default swap index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody's, Fitch, and Standard & Poor's rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, than the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default swap index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index's reference basket of securities.
At November 30, 2021, the fund had liquid securities with an aggregate value of $1,768,280 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 11/30/21
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $463,529,914)	$459,061,202
Investments in affiliated issuers, at value (identified cost, $6,871,350)	6,871,350
Cash	4,407
Foreign currency, at value (identified cost, $40,169)	40,055
Receivables for
Forward foreign currency exchange contracts	3,095,761
Investments sold	571,300
TBA sale commitments	566,847
Interest	5,137,211
Uncleared swaps, at value (net of unamortized premiums paid, $28,968)	27,786
Other assets	3,660
Total assets	$475,379,579
Liabilities
Notes payable	$100,000,000
Payables for
Forward foreign currency exchange contracts	1,933,561
Net daily variation margin on open futures contracts	532,265
Investments purchased	1,450,018
TBA purchase commitments	2,156,504
Payable to affiliates
Investment adviser	13,166
Administrative services fee	329
Transfer agent and dividend disbursing costs	1,293
Payable for independent Trustees' compensation	20
Accrued interest expense	58,162
Deferred country tax expense payable	92,068
Accrued expenses and other liabilities	175,191
Total liabilities	$106,412,577
Net assets	$368,967,002

Statement of Assets and Liabilities – continued
Net assets consist of
Paid-in capital	$381,769,765
Total distributable earnings (loss)	(12,802,763)
Net assets	$368,967,002
Shares of beneficial interest outstanding	44,489,912
Net asset value per share (net assets of $368,967,002 / 44,489,912 shares of beneficial interest outstanding)	$8.29
See Notes to Financial Statements

Financial Statements
Statement of Operations
Year ended 11/30/21
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$18,854,534
Dividends	243,713
Other	14,737
Dividends from affiliated issuers	8,391
Foreign taxes withheld	(19,476)
Total investment income	$19,101,899
Expenses
Management fee	$2,146,636
Transfer agent and dividend disbursing costs	68,947
Administrative services fee	60,380
Independent Trustees' compensation	15,777
Stock exchange fee	43,173
Custodian fee	70,201
Shareholder communications	136,467
Audit and tax fees	88,117
Legal fees	19,949
Interest expense and fees	780,210
Miscellaneous	67,899
Total expenses	$3,497,756
Net investment income (loss)	$15,604,143

Statement of Operations – continued
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $1,583 country tax)	$9,722,723
Affiliated issuers	530
Written options	32,141
Futures contracts	2,717,614
Swap agreements	10,475
Forward foreign currency exchange contracts	(303,705)
Foreign currency	(67,888)
Net realized gain (loss)	$12,111,890
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $7,109 decrease in deferred country tax)	$(25,453,731)
Affiliated issuers	(530)
Futures contracts	(1,090,152)
Swap agreements	(2,820)
Forward foreign currency exchange contracts	2,720,815
Translation of assets and liabilities in foreign currencies	(44,921)
Net unrealized gain (loss)	$(23,871,339)
Net realized and unrealized gain (loss)	$(11,759,449)
Change in net assets from operations	$3,844,694
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	11/30/21	11/30/20
Change in net assets
From operations
Net investment income (loss)	$15,604,143	$16,303,152
Net realized gain (loss)	12,111,890	6,121,938
Net unrealized gain (loss)	(23,871,339)	5,523,894
Change in net assets from operations	$3,844,694	$27,948,984
Distributions to shareholders	$(18,569,733)	$(17,806,433)
Tax return of capital distributions to shareholders	$(12,344,248)	$(13,274,571)
Change in net assets from fund share transactions	$1,498,406	$(5,575,545)
Total change in net assets	$(25,570,881)	$(8,707,565)
Net assets
At beginning of period	394,537,883	403,245,448
At end of period	$368,967,002	$394,537,883
See Notes to Financial Statements

Financial Statements
Statement of Cash Flows
Year ended 11/30/21
This statement provides a summary of cash flows from investment activity for the fund.
Cash flows from operating activities:
Change in net assets from operations	$3,844,694
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(538,798,956)
Proceeds from disposition of investment securities	535,275,269
Proceeds from disposition of short-term investments, net	12,416,401
Realized gain/loss on investments	(9,724,306)
Unrealized appreciation/depreciation on investments	25,461,370
Unrealized appreciation/depreciation on foreign currency contracts	(2,720,815)
Unrealized appreciation/depreciation on swaps	2,820
Net amortization/accretion of income	1,070,489
Increase in interest receivable	(35,596)
Decrease in accrued expenses and other liabilities	(37,020)
Decrease in receivable for net daily variation margin on open futures contracts	53,984
Increase in payable for net daily variation margin on open futures contracts	532,265
Increase in other assets	(178)
Decrease in interest payable	(7,848)
Net cash provided by operating activities	$27,332,573
Cash flows from financing activities:
Distributions paid in cash	$(29,598,815)
Net decrease in cash and restricted cash	$(2,266,242)
Cash and restricted cash:
Beginning of period (including foreign currency of $505,559)	$2,310,704
End of period (including foreign currency of $40,055)	$44,462
Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions of $1,498,406.
Cash paid during the year ended November 30, 2021 for interest was $788,058.
See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
	11/30/21	11/30/20	11/30/19	11/30/18	11/30/17
Net asset value, beginning of period	$8.90	$8.94	$8.44	$9.26	$9.26
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.37	$0.36	$0.35	$0.39
Net realized and unrealized gain (loss)	(0.26)	0.27	0.80	(0.50)	0.33
Total from investment operations	$0.09	$0.64	$1.16	$(0.15)	$0.72
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.40)	$(0.44)	$(0.43)	$(0.32)
From tax return of capital	(0.28)	(0.30)	(0.26)	(0.28)	(0.43)
Total distributions declared to shareholders	$(0.70)	$(0.70)	$(0.70)	$(0.71)	$(0.75)
Net increase from repurchase of capital shares	$—	$0.02	$0.04	$0.04	$0.03
Net asset value, end of period (x)	$8.29	$8.90	$8.94	$8.44	$9.26
Market value, end of period	$8.44	$8.53	$8.32	$7.41	$8.40
Total return at market value (%)	7.27	11.58	22.47	(3.56)	9.67
Total return at net asset value (%) (j)(r)(s)(x)	0.99	8.35	15.54	(0.36)	9.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	0.91	1.02	1.40	1.26	1.05
Net investment income (loss)	4.06	4.20	4.11	4.00	4.16
Portfolio turnover	112	129	94	96	52
Net assets at end of period (000 omitted)	$368,967	$394,538	$403,245	$396,451	$456,591
Supplemental Ratios (%):
Ratios of expenses to average net assets excluding interest expense and fees (f)	0.71	0.72	0.70	0.70	0.71
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$4,690	$4,945	$5,032	$4,965	$5,566

See Notes to Financial Statements

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund's total liabilities (not including notes payable) from the fund's total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1) Business and Organization
MFS Charter Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid

Notes to Financial Statements  - continued
quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other

Notes to Financial Statements  - continued
market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and swap agreements. The following is a summary of the levels used as of November 30, 2021 in valuing the fund's assets and liabilities:

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,669,980	$6	$176,868	$1,846,854
Mexico	—	—	87,867	87,867
Canada	87,658	—	—	87,658
United Kingdom	—	70,189	807	70,996
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	44,670,446	—	44,670,446
Non - U.S. Sovereign Debt	—	101,760,752	—	101,760,752
Municipal Bonds	—	2,023,384	—	2,023,384
U.S. Corporate Bonds	—	216,597,896	—	216,597,896
Residential Mortgage-Backed Securities	—	4,680,435	—	4,680,435
Commercial Mortgage-Backed Securities	—	8,614,873	—	8,614,873
Asset-Backed Securities (including CDOs)	—	6,266,401	—	6,266,401
Foreign Bonds	—	72,353,640	—	72,353,640
Mutual Funds	6,871,350	—	—	6,871,350
Total	$8,628,988	$457,038,022	$265,542	$465,932,552
Other Financial Instruments
Futures Contracts – Assets	$244,591	$—	$—	$244,591
Futures Contracts – Liabilities	(1,652,323)	—	—	(1,652,323)
Forward Foreign Currency Exchange Contracts – Assets	—	3,095,761	—	3,095,761
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,933,561)	—	(1,933,561)
Swap Agreements – Assets	—	27,786	—	27,786
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 11/30/20	$173,750
Change in unrealized appreciation or depreciation	3,118
Transfers into level 3	87,867
Received as part of a corporate action	807
Balance as of 11/30/21	$265,542
The net change in unrealized appreciation or depreciation from investments held as level 3 at November 30, 2021 is $3,118. At November 30, 2021, the fund held three level 3 securities.

Notes to Financial Statements  - continued
Inflation-Adjusted Debt Securities — The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2021 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$244,591	$(1,652,323)
Interest Rate	Purchased Option Contracts	468,940	—
Foreign Exchange	Forward Foreign Currency Exchange Contracts	3,095,761	(1,933,561)
Credit	Uncleared Swap Agreements	27,786	—
Total		$3,837,078	$(3,585,884)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Interest Rate	$2,717,614	$—	$—	$—	$—
Foreign Exchange	—	—	(303,705)	—	—
Credit	—	10,475	—	(77,712)	32,141
Total	$2,717,614	$10,475	$(303,705)	$(77,712)	$32,141
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended November 30, 2021 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(1,090,152)	$—	$—	$264,449
Foreign Exchange	—	—	2,720,815	—
Credit	—	(2,820)	—	—
Total	$(1,090,152)	$(2,820)	$2,720,815	$264,449
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all

Notes to Financial Statements  - continued
transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense and fees” in the Statement of Operations.
Written Options — In exchange for a premium, the fund wrote call options on securities for which it anticipated the price would decline and also wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written call option is exercised, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For

Notes to Financial Statements  - continued
uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

Notes to Financial Statements  - continued
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Forward Foreign Currency Exchange Contracts — The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.
Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.
Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Swap Agreements — During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.
Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or

Notes to Financial Statements  - continued
received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical

Notes to Financial Statements  - continued
settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.
Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swap agreements in a net liability position as of November 30, 2021 is disclosed in the footnotes to the Portfolio of Investments. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable obligation. If a defined credit event had occurred as of November 30, 2021, the swap agreement's credit-risk-related contingent features would have been triggered and, for those swap agreements in a net liability position for which the fund is the protection seller, the fund in order to settle these swap agreements would have been required to either (1) pay the swap agreement’s notional value of EUR 274,000 less the value of the agreements’ related deliverable obligations as decided through an auction or (2) pay the notional value of the swap agreements in return for physical receipt of the deliverable obligations. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.
Statement of Cash Flows — Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the fund's Statement of Assets and Liabilities includes cash on hand at the fund's custodian bank and does not include any short-term investments. Restricted cash is presented in the fund's Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives and represents cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts.
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities with that shown in the Statement of Cash Flows:
11/30/21
Cash	$44,462
Restricted cash	—
Restricted cash included in deposits with brokers	—
Total cash and restricted cash in the Statement of Cash Flows	$44,462
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Some securities may be purchased or sold on an extended settlement basis, which means that the receipt or delivery of the securities by the fund and related payments occur at a future date, usually beyond the customary settlement period.
Interest income is recorded on the accrual basis. All premium and discount is amortized

Notes to Financial Statements  - continued
or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
The fund may purchase or sell mortgage-backed securities on a “To Be Announced” (TBA) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance. At the time that it enters into a TBA transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on TBA transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties

Notes to Financial Statements  - continued
with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, wash sale loss deferrals, and straddle loss deferrals.

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 11/30/21	Year ended 11/30/20
Ordinary income (including any short-term capital gains)	$18,569,733	$17,806,433
Tax return of capital (b)	12,344,248	13,274,571
Total distributions	$30,913,981	$31,081,004

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 11/30/21
Cost of investments	$475,789,629
Gross appreciation	10,614,451
Gross depreciation	(20,689,274)
Net unrealized appreciation (depreciation)	$ (10,074,823)
Capital loss carryforwards	(2,612,162)
Other temporary differences	(115,778)
Total distributable earnings (loss)	$ (12,802,763)
As of November 30, 2021, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Long-Term	$(2,612,162)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 4.57% of gross income less interest expense from leveraging. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.56% of the fund’s average daily net assets.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2021, these fees paid to MFSC amounted to $15,511.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2021 was equivalent to an annual effective rate of 0.0157% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended November 30, 2021, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $4,031 and $14,604, respectively. The sales transactions resulted in net realized gains (losses) of $(44).
(4) Portfolio Securities
For the year ended November 30, 2021, purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$98,816,013	$91,116,853
Non-U.S. Government securities	424,004,535	432,783,129
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.
During the year ended November 30, 2021, the fund did not repurchase any shares.

Notes to Financial Statements  - continued
The fund repurchased 779,223 shares of beneficial interest during the year ended November 30, 2020 at an average price per share of $7.15 and a weighted average discount of 10.74% per share. Transactions in fund shares were as follows:
	Year ended 11/30/21		Year ended 11/30/20
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	174,940	$1,498,406	—	$—
Capital shares repurchased	—	—	(779,223)	(5,575,545)
Net change	174,940	$1,498,406	(779,223)	$(5,575,545)
(6) Loan Agreement
The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At November 30, 2021, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2022. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread with the option to choose LIBOR periods of overnight, 1, 3, or 6 months, or at the option of the borrower an alternate base rate plus an agreed upon spread. The fund incurred interest expense of $771,969 during the period, which is included in “Interest expense and fees” in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the revolving secured line of credit. The fund did not incur a commitment fee during the period. For the year ended November 30, 2021, the average loan balance was $100,000,000 at a weighted average annual interest rate of 0.77%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$19,288,281	$323,835,880	$336,252,811	$530	$(530)	$6,871,350

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$8,391	$—

Notes to Financial Statements  - continued
(8) Impacts of COVID-19
The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. Multiple surges in cases globally, the availability and widespread adoption of vaccines, and the emergence of variant strains of the virus continue to create uncertainty as to the future and long-term impacts resulting from the pandemic including impacts to the prices and liquidity of the fund's investments and the fund's performance.
(9) LIBOR Transition
Certain of the fund's investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund may be based on reference interest rates such as the London Interbank Offered Rate (“LIBOR”). In 2017, the regulatory authority that oversees financial services firms in the United Kingdom announced plans to transition away from LIBOR by the end of 2021. In March 2021, the administrator of LIBOR announced the extension of the publication of the more commonly used U.S. dollar LIBOR settings to the end of June 2023. Although the full impacts of the transition away from LIBOR are not fully known, the transition may result in, among other things, an increase in volatility or illiquidity of the markets for instruments that currently rely on LIBOR to determine interest rates and this could have an adverse impact on the fund's performance. With respect to the fund's accounting for investments, including its investments in derivatives, as well as any debt issued by the fund and other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management will rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to disregard the GAAP accounting requirements around certain contract modifications resulting from the LIBOR transition such that for contracts considered in scope, the fund can account for those modified contracts as a continuation of the existing contracts. While the cessation of the one-week and two-month U.S. dollar LIBOR tenors along with certain other non-U.S. dollar denominated LIBOR settings at December 31, 2021 did not have a material impact on the fund, management is still evaluating the impact to the fund of the June 30, 2023 planned discontinuation of the more commonly used U.S. dollar LIBOR settings.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of MFS Charter Income Trust
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Charter Income Trust (the “Fund”), including the portfolio of investments, as of November 30, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2021, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
January 14, 2022

Results of Shareholder Meeting (unaudited)
At the annual meeting of shareholders of MFS Charter Income Trust, which was held on October 7, 2021, the following action was taken:
Item 1: To elect the following individuals as Trustees:
	Number of Shares
Nominee	For	Withheld Authority
John A. Caroselli	32,595,915.691	5,107,511.095
James W. Kilman, Jr.	32,604,507.691	5,098,919.095
Clarence Otis, Jr.	32,556,939.691	5,146,487.095

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of January 1, 2022, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Michael W. Roberge (k) (age 55)	Trustee	January 2021	2023	135	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 67)	Trustee and Chair of Trustees	January 2009	2023	135	Private investor	N/A
Steven E. Buller (age 70)	Trustee	February 2014	2023	135	Private investor	N/A
John A. Caroselli (age 67)	Trustee	March 2017	2024	135	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 66)	Trustee	January 2009	2022	135	Private investor	N/A
Peter D. Jones (age 66)	Trustee	January 2019	2023	135	Private investor	N/A
James W. Kilman, Jr. (age 60)	Trustee	January 2019	2024	135	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 65)	Trustee	March 2017	2024	135	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 65)	Trustee	May 2014	2022	135	Private investor	N/A
Laurie J. Thomsen (age 64)	Trustee	March 2005	2022	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Kino Clark (k) (age 53)	Assistant Treasurer	January 2012	N/A	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 54)	Assistant Treasurer	April 2017	N/A	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head - Treasurer's Office (until February 2017)
Thomas H. Connors (k) (age 62)	Assistant Secretary and Assistant Clerk	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
David L. DiLorenzo (k) (age 53)	President	July 2005	N/A	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 54)	Secretary and Clerk	April 2017	N/A	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (until January 2017)
Brian E. Langenfeld (k) (age 48)	Assistant Secretary and Assistant Clerk	June 2006	N/A	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2018	N/A	135	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 51)	Assistant Secretary and Assistant Clerk	July 2005	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kasey L. Phillips (k) (age 51)	Assistant Treasurer	September 2012	N/A	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2014	N/A	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Martin J. Wolin (k) (age 54)	Chief Compliance Officer	July 2015	N/A	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer
James O. Yost (k) (age 61)	Treasurer	September 1990	N/A	135	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Trustees and Officers - continued
The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900

Portfolio Manager(s)	Independent Registered Public Accounting Firm
Robert Spector Ward Brown Philipp Burgener David Cole Pilar Gomez-Bravo Andy Li Henry Peabody Matt Ryan Michael Skatrud Erik Weisman	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Board Review of Investment Advisory Agreement
MFS Charter Income Trust
The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2021 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.
In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.
In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2020 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and

Board Review of Investment Advisory Agreement - continued
portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.
The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2020, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 15th out of a total of 27 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 5th out of a total of 37 funds for the one-year period and 2nd out of a total of 35 funds for the three-year period ended December 31, 2020. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2020 (one-year: 8.7% total return for the Fund versus 6.9% total return for the benchmark; three-year: 8.1% total return for the Fund versus 5.8% total return for the benchmark; five-year: 9.0% total return for the Fund versus 6.6% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.
In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

Board Review of Investment Advisory Agreement - continued
In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.
The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.
The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.
The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.
After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.
In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.
The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action

Board Review of Investment Advisory Agreement - continued
recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.
The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2021.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history)  is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2021 income tax forms in January 2022. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 505005
Louisville, KY 40233-5005
New York Stock Exchange Symbol: MCR

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2021 and 2020, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2021	2020
Fees billed by E&Y:
MFS Charter Income Trust	61,052	60,220

For the fiscal years ended November 30, 2021 and 2020, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS Charter Income Trust	12,246	12,077	11,255	11,103	1,010	1,580

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2021	2020	2021	2020	2021	2020
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Charter Income Trust*	1,275,054	2,321,898	0	0	110,620	104,750

	Aggregate Fees for Non-audit Services
	2021	2020
Fees Billed by E&Y:
To MFS Charter Income Trust, MFS and MFS Related Entities#	1,576,885	2,712,138

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Charter Income Trust (the “Fund”), is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Robert Spector	Lead and Debt Instruments Portfolio Manager	2015	Investment Office of MFS; employed in the investment area of MFS since 2011.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2005.

Philipp Burgener	Structured Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment management area of MFS since 2003.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004.

Pilar Gomez-Bravo	Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Andy Li	Investment Grade Debt Instruments Portfolio Manager	2019	Employed in the investment area of MFS since 2018, Portfolio Manager at Man GLG from 2014 to 2018.

Henry Peabody	Investment Grade Debt Instruments Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area of MFS since July 2019; Portfolio Manager and Analyst at Eaton Vance Management from 2014 to June 2019.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Erik Weisman	Sovereign Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; Employed in the investment area of MFS since 2002.

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2020, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2020, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	Philipp Burgener	Bloomberg U.S. Government/Mortgage Bond Index

	David Cole	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

Pilar Gomez-Bravo

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

Bloomberg U.S. Credit Bond Index

Bloomberg U.S. Government/Mortgage Bond Index

Andy Li	Bloomberg Global Aggregate Credit Bond Index

Henry Peabody	Bloomberg Global Aggregate Credit Bond Index

Matt Ryan	JPMorgan Emerging Markets Bond Index Global

Michael Skatrud	Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

Robert Spector

FTSE World Government Bond Non-Dollar Hedged Index

JPMorgan Emerging Markets Bond Index Global

Bloomberg U.S. Corporate High-Yield Bond 2% Issuer Capped Index

Bloomberg U.S. Credit Bond Index

Bloomberg U.S. Government/Mortgage Bond Index

Erik Weisman	FTSE World Government Bond Non-Dollar Hedged Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended November 30, 2021. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Philipp Burgener	N
David Cole	N
Pilar Gomez-Bravo	N
Andy Li	N
Henry Peabody	N
Matt Ryan	N
Michael Skatrud	N
Robert Spector	N
Erik Weisman	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended November 30, 2021:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$12.9 billion	9	$4.0 billion	7	$2.2 billion
Philipp Burgener	7	$6.6 billion	5	$1.8 billion	2	$122.6 million
David Cole	15	$11.2 billion	9	$6.7 billion	6	$491.9 million
Pilar Bravo-Gomez	5	$4.2 billion	8	$3.0 billion	5	$1.1 billion
Andy Li	5	$4.2 billion	8	$3.0 billion	5	$1.1 billion
Henry Peabody	12	$26.6 billion	9	$3.5 billion	7	$1.4 billion
Matt Ryan	9	$16.7 billion	10	$4.4 billion	7	$2.2 billion
Michael Skatrud	13	$11.0 billion	8	$1.3 billion	4	$315.8 million
Robert Spector	7	$4.6 billion	12	$5.2 billion	49	$2.9 billion
Erik Weisman	8	$7.3 billion	7	$3.1 billion	4	$989.5 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.

The management of multiple funds and accounts (including accounts in which MFS or an affiliate has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS or an affiliate has an interest) with similar investment objectives. MFS’ trade allocation policies could have a detrimental effect on the Fund if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to the Fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its officers and/or employees, and/or its affiliates own or have an interest.

To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Charter Income Trust
Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/20-12/31/20	0	N/A	0	4,431,497
1/01/21-1/31/21	0	N/A	0	4,431,497
2/01/21-2/28/21	0	N/A	0	4,431,497
3/01/21-3/31/21	0	N/A	0	4,431,497
4/01/21-4/30/21	0	N/A	0	4,431,497
5/01/21-5/31/21	0	N/A	0	4,431,497
6/01/21-6/30/21	0	N/A	0	4,431,497
7/01/21-7/31/21	0	N/A	0	4,431,497
8/01/21-8/31/21	0	N/A	0	4,431,497
9/01/21-9/30/21	0	N/A	0	4,431,497
10/1/21-10/31/21	0	N/A	0	4,444,570
11/1/21-11/30/21	0	N/A	0	4,444,570

Total	0		0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2021 plan year is 4,444,570.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended November 30, 2021, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference.    Attached hereto as EX-99.906CERT.

(c)	Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(e)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS CHARTER INCOME TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: January 14, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: January 14, 2022

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2022

*	Print name and title of each signing officer under his or her signature.